UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14a Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

IMAC Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY SUBJECT TO COMPLETION DATED JUNE 6, 2024

IMAC HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

July 30, 2024

To our Stockholders:

The annual meeting of stockholders (the “Annual Meeting”) of IMAC Holdings, Inc. (“IMAC” or the “Company”) will be held virtually on July 30, 2024 at 11:00 a.m., central time as a listen-only conference call by calling (877) 407-3088 (toll free) or +1 (877) 407-3088 (international). At the Annual Meeting, you will be asked to consider and vote on:

1.	the election of three (3) directors to the board of directors of the Company to serve for one year;

2.	the ratification of the appointment of Salberg & Company, P.A. as auditors of the Company for 2024;

3.	the approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers;

4.	the amendment of the Company’s 2018 Incentive Compensation Plan increasing the number of shares of common stock reserved for issuance thereunder;

5.	the potential issuance of an excess of 19.99% of our outstanding common stock, under the Company’s outstanding Series C Preferred Stock and related warrants and Series F Preferred Stock and related warrants; and

6.	the potential issuance of an excess of 19.99% of our outstanding common stock, under the Company’s outstanding Series D Preferred Stock and Series E Preferred Stock.

Action will also be taken on any other matters that properly come before the Annual Meeting. If you are a stockholder of record at the close of business on June 5, 2024 (the “Record Date”), you are entitled to vote at the meeting or at any adjournment or postponement of the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS IN THE PROXY STATEMENT AND “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JULY 30, 2024, AT 11:00 A.M., CENTRAL TIME.

As permitted by the “Notice and Access” rules of the Securities and Exchange Commission (the “SEC”), the Notice of Annual Stockholder Meeting, our Proxy Statement, a form of the proxy card and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”) are available online at https://ir.imacregeneration.com.

This Proxy Statement and the accompanying form of proxy are dated June [●], 2024. On or about June [●], 2024, we commenced mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. Also, on or about June [●], 2024, we began mailing printed copies of the proxy materials to stockholders that previously requested printed copies. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

All stockholders of the Company are cordially invited to attend the Annual Meeting in person. To assure your representation at the Annual Meeting, however, you are urged to mark, sign and return the proxy as promptly as possible. If you later desire to revoke your proxy for any reason, you may do so in the manner provided in the accompanying Proxy Statement. Your shares of the Company’s common stock will be voted in accordance with the instructions you give in your proxy. You will find more instructions on how to vote in the accompanying Proxy Statement and the Notice of Internet Availability.

You may submit a proxy for your shares by mail, email or via the internet no later than 7:00 p.m., central time, on July 29, 2024 (as directed on the proxy card). If you choose to submit your proxy card by mail, the Company has enclosed an envelope for your use, which is prepaid if mailed in the United States. If you attend the Annual Meeting and your shares are registered in your name, you may also vote in person at the Annual Meeting until voting is closed. If your shares are held through a bank, broker or other nominee, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy in your name from your broker, bank or other nominee.

Accompanying this Notice of Annual Meeting to the Company’s stockholders are (a) the Proxy Statement, and (b) a form of proxy (or a voting instruction form if you hold shares of common stock through a broker or other intermediary).

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

The enclosed materials require the Company’s stockholders to make important decisions with respect to the Company. Please carefully read the accompanying Proxy Statement, as these documents contain detailed information relating to, among other things, the dissolution of the Company. If you are in doubt as to how to make these decisions, please consult your financial, legal or other professional advisors.

NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED ANY OF THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING, PASSED UPON THE MERITS OR FAIRNESS OF SUCH MATTERS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

If you have any questions, or need assistance in voting your shares, please contact our transfer agent, which is assisting us in the solicitation of proxies:

EQUITY STOCK TRANSFER

237 West 37th Street, Suite 602

New York, NY 10018

Tel: (212) 575-5757

Fax: (646) 201-9006

Attention: Shareholder Services

By Order of the Board of Directors,

/s/ Cary W. Sucoff
Cary W. Sucoff
Interim Chairman of the Board of Directors

June [●], 2024

PRELIMINARY COPY SUBJECT TO COMPLETION DATED JUNE 6, 2024

IMAC HOLDINGS, INC.

3401 Mallory Lane, Suite 100

Franklin, Tennessee

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

July 30, 2024

The annual meeting of stockholders (the “Annual Meeting”) of IMAC Holdings, Inc. (“IMAC,” the “Company,” “us,” “we” or “our”) will be held virtually on July 30, 2024 at 11:00 a.m., central time as a listen-only conference call by calling (877) 407-3088 (toll free) or +1 (877) 407-3088 (international).

Our board of directors (the “Board of Directors”) is soliciting your proxy to vote your shares of common stock at the Annual Meeting or any adjournments of that meeting. This Proxy Statement, which was prepared by our management for the Board of Directors, contains information about the matters to be considered at the Annual Meeting or any adjournments or postponements of the Annual Meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions on the proxy you submit for the Annual Meeting, it will be voted in accordance with the recommendation of the Board of Directors. You may revoke your proxy at any time before it is exercised at the Annual Meeting by giving our Secretary written notice to that effect. This Proxy Statement and our annual report are first being sent to stockholders on or about June [●], 2024.

ABOUT THE MEETING

What is being considered at the annual Meeting?

You will be voting for:

1.	the election of three (3) directors to the Board of Directors of the Company to serve for one year;

2.	the ratification of the appointment of Salberg & Company, P.A. as our independent registered public accounting firm for 2024;

3.	the approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers;

4.	the amendment of the Company’s 2018 Incentive Compensation Plan increasing the number of shares of common stock reserved for issuance thereunder;

5.	the potential issuance of an excess of 19.99% of our outstanding common stock, under the Company’s outstanding Series C Preferred Stock and related warrants and Series F Preferred Stock and related warrants; and

6.	the potential issuance of an excess of 19.99% of our outstanding common stock, under the Company’s outstanding Series D Preferred Stock and Series E Preferred Stock.

In addition, our management will address such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors does not intend to present to the Annual Meeting any matters not referred to in this Proxy Statement. If any proposal not set forth in this Proxy Statement should be presented for action at the Annual Meeting and is a matter which should come before the Annual Meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

When and where is the Annual Meeting going to be held?

The Annual Meeting will be held virtually on July 30, 2024 at 11:00 a.m., central time, as a listen-only conference call by calling (877) 407-3088 (toll free) or +1 (877) 407-3088 (international). We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Annual Meeting. If you encounter any difficulties, please call (877) 804-2062 (toll free) or email proxy@equitystock.com.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We are using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials over the internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about June [●], 2024, we began mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. For us to conduct our meeting, a majority of our outstanding shares as of the Record Date, must be present at the meeting, in person or by proxy. This is referred to as a quorum. On the Record Date, we had 1,148,321 shares outstanding.

Who can vote at the Annual Meeting?

You may vote if you owned common stock as of the close of business on the Record Date. Each share of stock is entitled to one vote.

All shares and related price amounts in this proxy statement reflect the 1-for-30 reverse stock split of our common stock effected on September 7, 2023.

Who is being nominated for director?

The director candidates nominated for election at the Annual Meeting are Maurice E. Evans, Michael D. Pruitt and Cary W. Sucoff.

What should I do if I receive more than one proxy card or other set of proxy materials from the Company?

If you hold your shares in multiple accounts or registrations, or in both registered and street name, you will receive a proxy card for each account. Please sign, date, and return all proxy cards you receive from the Company. Only your latest dated proxy for each account will be voted. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Equity Stock Transfer, tel.: (212) 575-5757.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Equity Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials will be provided directly to you.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct such organization on how to vote your shares.

How do I vote?

If you are a stockholder of record, you may:

1.	Vote by internet. You will find the Control number and the internet address in your Notice of Internet Availability.

2.	Vote by email. Mark, date, sign the Proxy Card and send to proxy@equitystock.com.

3.	Vote by mail. Mark, date, sign and mail the Proxy Card to Equity Stock Transfer, 237 W. 37th St., Suite 602, New York, NY 10018, Attention: Shareholder Services.

4.	Vote in person. Attend and vote virtually at the Annual Meeting by accessing the live audio conference call at (877) 407-3088 and present the unique 12-digit control number on your proxy card.

If you vote by internet, or email, please DO NOT mail your proxy card.

If you are a beneficial owner, you must follow the voting procedures of your broker or other nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Annual Meeting, please have available evidence of your ownership as of the record date (such as a letter from your nominee confirming your ownership or a bank or brokerage firm account statement) and a legal proxy from your broker or other nominee authorizing you to vote your shares. Once you have received a legal proxy from your broker or other nominee, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker or other nominee of your legal proxy (e.g., a forwarded email from your broker or other nominee with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. Eastern time on July 26, 2024. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. At the time of the virtual meeting, access the live audio conference call at (877) 407-3088 and present your unique 12-digit control number.

The deadline for submitting a proxy by mail, email or electronically via the internet is 7:00 p.m., central time, on July 29, 2024.

Will my shares be voted if I do not provide my proxy?

Under applicable rules, if you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. As described under “What vote is required to approve each of the matters to be considered at the Annual Meeting?”, the ratification of Salberg & Company P.A. as our independent registered public accounting firm is considered to be a discretionary item under applicable rules and your brokerage firm will be able to vote on that item even if it does not receive instructions from you, so long as it holds your shares in its name. The remaining items of business at the Annual Meeting are “non-discretionary” and if you do not instruct your broker how to vote with respect to such proposals, your broker may not vote with respect to these proposals and those votes will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. Please see “What vote is required to approve each of the matters to be considered at the Annual Meeting?” for information regarding the vote required to approve the matters being considered at the Annual Meeting and the treatment of broker non-votes.

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

If your shares are held in street name, and you attend the virtual Annual Meeting, you must have available an account statement or letter from your bank or brokerage firm showing that you are the beneficial owner of the shares as of the Record Date to be admitted to the meeting on July 30, 2024. To be able to vote your shares held in street name at the Annual Meeting, you will need to obtain a proxy card from the holder of record.

Can I change my mind after I vote?

Yes. A proxy may be revoked at any time prior to the voting at the Annual Meeting by submitting a later dated proxy (including a proxy authorization submitted electronically via the internet prior to the deadline for submitting a proxy via the internet), by sending a properly signed written notice of such revocation to the Company’s Secretary in advance of the Annual Meeting or by attending the Annual Meeting and voting. If your shares are held through a bank, broker or other nominee, you may change your voting instructions by submitting a later dated voting instruction form to your broker, bank or other nominee or fiduciary, or if you obtained a legal proxy from your broker, bank nominee or fiduciary giving you the right to vote your shares, by attending the Annual Meeting and voting.

What if I return my proxy card but do not include voting instructions?

Proxy cards that are signed and returned but do not include voting instructions will be voted

“FOR” the election of each of the three (3) nominees, Maurice E. Evans, Michael D. Pruitt and Cary W. Sucoff, each to serve for a term of one year (Proposal 1);

“FOR” the ratification of the selection of Salberg & Company, P.A. as our independent registered public accounting firm for 2024 (Proposal 2);

“FOR” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers (Proposal 3);

“FOR” the amendment to the Company’s 2018 Incentive Compensation Plan to increase the number of shares of common stock reserved for issuance thereunder (Proposal 4);

“FOR” the potential issuance of an excess of 19.99% of our outstanding common stock, under the Company’s outstanding Series C Preferred Stock and related warrants and Series F Preferred Stock and related warrants (Proposal 5); and

“FOR” the potential issuance of an excess of 19.99% of our outstanding common stock, under the Company’s outstanding Series D Preferred Stock and Series E Preferred Stock (Proposal 6).

Who can attend the Annual Meeting?

Only stockholders of record as of the close of business on the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Recording devices will not be permitted at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting beginning ten days prior to the Annual Meeting during ordinary business hours at the Company’s principal place of business in Franklin, Tennessee and ending on the day prior to the Annual Meeting.

Do I need an admission ticket to attend the Annual Meeting?

In order to be admitted into the virtual Annual Meeting, a stockholder will need to enter the control number provided on the Notice of Internet Availability or proxy card received by such stockholder. Admission to the Annual Meeting may be made available to others at the Company’s discretion.

How can I ask questions at the Annual Meeting?

Stockholders may submit live questions on the conference line while attending the virtual Annual Meeting. We may not be able to answer every question submitted, and if not, we may address unanswered questions with the stockholder submitting the question after the Annual Meeting.

What vote is required to approve each of the matters to be considered at the Annual Meeting?

Proposal 1: Election of Directors. In an uncontested election, directors of the Company are elected by the affirmative vote of the majority of the shares of stock present in person or represented by proxy at the Annual Meeting having a quorum and entitled to vote on the subject matter. The election at the Annual Meeting will be uncontested. You may vote either “FOR” or “AGAINST” any one or more of the nominees. Under a majority of the votes standard, the shares voted “FOR” a nominee must exceed the number of shares voted “AGAINST” that nominee. An abstention will have the same effect as a vote “AGAINST” a nominee. If you do not instruct your broker how to vote with respect to this item, your broker may not vote your shares with respect to the election of directors. Any shares not voted by a stockholder will be treated as broker non-votes, and broker non-votes will have no effect on the results of the election of directors.

Proposal 2: Ratification of Independent Registered Public Accounting Firm. To be approved, this proposal to ratify our selection of an independent registered public accounting firm must receive an affirmative vote from stockholders present in person or represented by proxy at the Annual Meeting representing a majority of the votes cast on the proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. For this proposal, brokerage firms have authority to vote shares of their customers that are held in “street name.” If a broker does not exercise this authority, it will result in a broker non-vote. Broker non-votes will have no effect on the outcome of this proposal.

Proposal 3: Approval of Executive Compensation. To be approved, this proposal to approve, on a non-binding, advisory basis, the compensation of our named executive officers must receive an affirmative vote from stockholders present in person or represented by proxy at the Annual Meeting representing a majority of the votes cast on the proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote your shares with respect to this proposal. Any shares not voted by a stockholder will be treated as broker non-votes, and broker non-votes will have no effect on the results with respect to this proposal.

Proposal 4: Approval of Amendment to 2018 Incentive Compensation Plan. To be approved, this proposal to approve the amendment to the Company’s 2018 Incentive Compensation Plan to increase the number of shares reserved for issuance thereunder must receive an affirmative vote from stockholders present in person or represented by proxy at the Annual Meeting representing a majority of the votes cast on the proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote your shares with respect to this proposal. Any shares not voted by a stockholder will be treated as broker non-votes, and broker non-votes will have no effect on the results with respect to this proposal.

Proposal 5: The potential issuance of an excess of 19.99% of our outstanding common stock, under the Company’s outstanding Series C Preferred Stock and related warrants and Series F Preferred Stock and related warrants. To be approved, this proposal to approve the potential issuance of an excess of 19.99% of our outstanding common stock, under the Company’s outstanding Series C Preferred Stock and related warrants and Series F Preferred Stock and related warrants must receive an affirmative vote from stockholders present in person or represented by proxy at the Annual Meeting representing a majority of the votes cast on the proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote your shares with respect to this proposal. Any shares not voted by a stockholder will be treated as broker non-votes, and broker non-votes will have no effect on the results with respect to this proposal.

Proposal 6: The potential issuance of an excess of 19.99% of our outstanding common stock, under the Company’s outstanding Series D Preferred Stock and Series E Preferred Stock. To be approved, this proposal to approve the potential issuance of an excess of 19.99% of our outstanding common stock, under the Company’s outstanding Series D Preferred Stock and Series E Preferred Stock must receive an affirmative vote from stockholders present in person or represented by proxy at the Annual Meeting representing a majority of the votes cast on the proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote your shares with respect to this proposal. Any shares not voted by a stockholder will be treated as broker non-votes, and broker non-votes will have no effect on the results with respect to this proposal.

How will votes be counted?

Each share of common stock voted will be counted as one vote according to the instructions contained on a proper proxy card, whether submitted virtually at the Annual Meeting, by mail, internet, or in accordance with the instructions provided by your broker. With respect to all proposals, shares will not be voted in favor of the matter and will not be counted as voting on the matter if they are broker non-votes. Assuming the presence of a quorum, abstentions and broker non-votes for a particular proposal will not be counted as votes cast to determine the outcome of a particular proposal.

Who will count the votes?

Representatives of Equity Stock Transfer, LLC, the transfer agent for our common stock, will tabulate the votes.

Will my vote be kept confidential?

Yes, your vote will be kept confidential, and we will not disclose your vote, unless (1) we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding) or (2) there is a contested election for the Board of Directors.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends that you vote on the proxy card:

“FOR” the election of each of the three (3) nominees, Maurice E. Evans, Michael D. Pruitt and Cary W. Sucoff, each to serve for a term of one year (Proposal 1);

“FOR” the ratification of the selection of Salberg & Company, P.A. as our independent registered public accounting firm for 2023 (Proposal 2);

“FOR” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers (Proposal 3);

“FOR” the amendment to the Company’s 2018 Incentive Compensation Plan to increase the number of shares of common stock reserved for issuance thereunder We need to (Proposal 4);

“FOR” the potential issuance of an excess of 19.99% of our outstanding common stock, under the Company’s outstanding Series C Preferred Stock and related warrants and Series F Preferred Stock and related warrants (Proposal 5); and

“FOR” the potential issuance of an excess of 19.99% of our outstanding common stock, under the Company’s outstanding Series D Preferred Stock and Series E Preferred Stock (Proposal 6).

Why is the executive compensation proposal (Proposal 3) being included among the items to be considered at the Annual Meeting?

We have included the executive compensation proposal (Proposal 3) among the items to be considered at the Annual Meeting in order to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Where can I find the voting results?

We will report the voting results in a current report on Form 8-K within four business days after the conclusion of our Annual Meeting.

How and when may I submit a stockholder proposal, including a stockholder nomination for director, for the Company’s 2025 Annual Meeting?

If you are interested in submitting a proposal for inclusion in our proxy statement for the 2025 Annual Meeting, you need to follow the procedures outlined in Rule 14a-8 of the Exchange Act, or the Exchange Act. To be eligible for inclusion, we must receive your stockholder proposal for our proxy statement for the 2025 Annual Meeting of Stockholders at our principal executive offices in Franklin, Tennessee no later than February 20, 2025.

In addition, our bylaws require that we be given advance written notice for nominations for election to our Board of Directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement under Rule 14a-8. Pursuant to our bylaws, if notice of any stockholder proposal is received before April 1, 2025, or after May 1, 2025, then the notice will be considered untimely, and we are not required to present such proposal at the 2025 Annual Meeting.

The stockholder’s notice to the Secretary must set forth (1) as to each person whom the stockholder proposes to nominate for election as a director (a) his/her name, age, business address and residence address, (b) his/her principal occupation and employment, (c) the class or series and number of shares of stock of IMAC which are owned beneficially or of record by him/her as well as, among other things, any derivative or synthetic instrument, convertible security, put, option, stock appreciation right or similar rights; (d) a description of any agreement, arrangement or understanding; and (e) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; (2) as to any other business that the stockholder proposes to bring before the 2025 annual meeting, (a) a brief description of the business desired to be brought before the 2025 annual meeting, (b) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend our bylaws, the language of the proposed amendment), (c) the reasons for conducting such business at the 2025 annual meeting, and (d) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (3) as to the stockholder giving the notice (a) his/her name and record address;(b) the class or series and number of shares of IMAC’s stock that are owned beneficially or of record by him/her as well as, among other things, any derivative or synthetic instrument, convertible security, put, option, stock appreciation right or similar rights; (c) a description of any agreement, arrangement or understanding between or among the stockholder and others acting in concert; (d) a description of any agreement, arrangement or understanding with the effect or intent to mitigate loss, manage risk or benefit of share price changes for, or increase or decrease the voting power of the stockholder; (e) a representation that the stockholder is a holder of record of stock entitled to vote and intends to appear at the meeting to propose such business or nomination; (f) whether the stockholder intends or is part of a group that intends to either deliver a proxy statement and/or form of proxy or otherwise solicit proxies; and (g)any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14(a) of the Exchange Act, and the rules and regulations promulgated thereunder. The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he/she gives the notice described above and on the record date for the determination of stockholders entitled to vote at the 2025 annual meeting.

These requirements are separate from and in addition to the requirements of the SEC that a stockholder must meet in order to have a stockholder proposal included in our Proxy Statement.

Any proposals, nominations or notices should be sent to:

IMAC Holdings, Inc.

3401 Mallory Lane, Suite 100

Franklin, Tennessee 37067

Attention: Corporate Secretary

In addition to the notice and information requirements contained in our By-laws, to comply with the universal proxy rules (when effective), stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 2, 2025 (the 60th day prior to the first anniversary of the annual meeting for the preceding year’s annual meeting).

What if I vote for some but not all of the proposals?

Shares of common stock represented by proxies received by the Company (whether received through the return of the proxy card, received by email or via the internet) where the stockholder has provided voting instructions with respect to the proposals described in this Proxy Statement will be voted in accordance with the voting instructions so made. If your proxy card is properly executed and returned but does not contain voting instructions as to one or more of the proposals to be voted upon at the Annual Meeting, or if you give your proxy via the internet without indicating how you want to vote on each of the proposals to be voted upon at the Annual Meeting, your shares will be voted “FOR” the election of each of the director nominees and “FOR” each other proposal.

If your shares are held through a bank, broker or other nominee, and you do not properly instruct your bank, broker or other nominee how to vote your shares, your bank, broker or other nominee will not have discretion to direct the voting of your shares at the Annual Meeting and the votes represented by your shares will constitute broker non-votes, except for the proposal to approve the auditor. Banks, brokers, and other nominees who hold shares of common stock for beneficial owners have the discretion to vote on routine matters, such as the proposal to approve the auditor, when they have not received voting instructions from those beneficial owners at least ten days prior to the applicable meeting. On a non-routine matter, banks, brokers, and other nominees do not have the discretion to direct the voting of the beneficial owners’ shares (as they do on a routine matter), and, if the beneficial owner has not provided voting instructions with respect to that matter, there will be a “broker non-vote” on the matter. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, will be entirely excluded from the vote and will have no effect on the election of directors and will not be counted for purposes of determining the number of votes present in person or represented by proxy with respect to any of the other proposals. The Company urges you to provide instructions to your bank, broker, or other nominee so that your votes may be counted for each proposal to be voted upon. You should provide voting instructions for your shares by following the instructions provided on the vote instruction form that you receive from your bank, broker, or other nominee.

How can I access the proxy materials electronically?

Copies of the Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2023, as well as other materials filed by the Company with the SEC, are available without charge to stockholders on the Company’s corporate website at www.imacregeneration.com or upon written request to the Company at IMAC Holdings, Inc., 3401 Mallory Lane, Suite 100, Franklin, Tennessee 37067. You can elect to receive future annual reports, proxy statements and other proxy materials electronically by marking the appropriate box on your proxy card or vote instruction form or by following the instructions provided if you submit a proxy via the internet.

What are the costs of soliciting these proxies and who will pay?

We will bear the costs of mailing the Proxy Statement and solicitation of proxies by Equity Stock Transfer, which we estimate to be approximately $9,000. In addition to solicitations by mail, our directors, officers, and regular employees may solicit proxies by telephone, email and personal communication. No additional remuneration will be paid to any director, officer, or employee of the Company for such solicitation. We will request brokers, custodians, and fiduciaries to forward proxy soliciting material to the owners of shares of our common stock that they hold in their names. To the extent necessary to assure sufficient representation, our officers and regular employees may request the return of proxies personally, by telephone or email. The extent to which this will be necessary depends entirely upon how promptly proxies are received, and stockholders are urged to send in their proxies without delay.

Who can help answer my questions?

If you have any additional questions about the Annual Meeting, the election of directors, any other proposal, how to submit your proxy, or if you need additional copies of this Proxy Statement or the proxy card or voting instructions, you should contact the Company or Equity Stock Transfer:

●	IMAC Holdings, Inc., 3401 Mallory Lane, Suite 100, Franklin, Tennessee 37067, or by phone at (844) 266-4622.

●	Equity Stock Transfer by phone at (212) 575-5757.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement and annual report may have been sent to multiple stockholders in your household unless we have received contrary instructions from one or more stockholders. We will promptly deliver a separate copy of either document to you if you contact us at the following address or telephone number: IMAC Holdings, Inc., 3401 Mallory Lane, Suite 100, Franklin, Tennessee 37067, tel.: (844) 266-4622. If you want to receive separate copies of the Proxy Statement or annual report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address.

PROPOSAL 1:

ELECTION OF DIRECTORS

Our certificate of incorporation provides that the number of directors is fixed by resolution of the Board of Directors. The Board of Directors now consists of three (3) directors, as set forth below, each of whom has consented to be nominated and to serve if elected. All of the director nominees served on the Board of Directors for all or a portion of this prior year and are standing for reelection.

Name	Age	Principal Occupation	Director Since
Maurice E. Evans(1)(2)(3)	44	Principal of ELOS Sports and Entertainment, LLC	2020
Michael D. Pruitt(1)(2)(3)	63	Chairman and CEO of Amergent Hospitality Group, Inc.	2020
Cary W. Sucoff(1)(2)(3)	71	Manager of Equity Source Partners, LLC	2020

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Nominating and Governance Committee.

Unless you indicate otherwise, shares represented by executed proxies will be voted “FOR” the election as directors of the persons listed above. As of the date of this Proxy Statement, the Company has no reason to believe that any nominee will be unable or unwilling to serve as a director. However, if for any reason a nominee becomes unable or unwilling to serve if elected, the Nominating and Governance Committee may recommend, and the Board of Directors may propose, a substitute nominee(s) at the annual meeting and the proxies identified in the proxy card will vote to approve the election of the substitute nominee(s). If substitute nominees are proposed, we will, in full compliance with all applicable state and federal laws and regulations, file an amended proxy statement and proxy card that, as applicable, (1) identifies the substitute nominee(s), (2) discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected and (3) includes the disclosure required by Item 7 of Schedule 14A with respect to such nominees.

Director Qualifications

The Board of Directors, acting through the Nominating and Governance Committee, is responsible for nominating a slate of director nominees that collectively have the complementary experience, qualifications, and skills and attributes to guide the Company and function effectively as a board.

We believe that each of our nominees has the necessary professional experience to provide effective oversight of the Company’s business. We also believe each of our nominees has other attributes necessary to create an effective board, such as high personal and professional ethics, business and professional experience, integrity, and values; practical wisdom and judgment; and a commitment to representing the long-term interests of all our stockholders. In addition to these attributes, in each individual’s biography set forth below, we have highlighted specific experience, qualifications, and skills that we believe qualify each individual to serve as a director of IMAC.

Director Biographies

The following is a brief account of our directors’ business experience:

Maurice E. (Mo) Evans joined our Board of Directors in October 2020. Mr. Evans is a business leader, advisor, consultant, investor, and speaker to businesses in the sports business vertical. He is the co-founder of ELOS Sports and Entertainment, LLC (“ELOS”), a provider of brand management services to athletes and businesses in the sports and entertainment industry. Mr. Evans has served as the principal of ELOS since 2014. Prior to that, from 2001 to 2012, he was a professional basketball player, playing for the Washington Wizards, Atlanta Hawks, Orlando Magic, Los Angeles Lakers, Detroit Pistons and Sacramento Kings. He also served as Executive Vice President of the NBA Players Association from 2010 to 2013. Mr. Evans received a B.A. degree from the University of Texas at Austin.

Mr. Evans provides more than a decade of experience in leading and managing customer-centric personal service organizations such as the NBA Players Association and ELOS Sports and Entertainment, which is highly relevant to our business, making him well qualified as a member of our Board.

Michael D. Pruitt joined our Board of Directors in October 2020. He founded Avenel Financial Group, a boutique financial services firm concentrating on emerging technology company investments in 1999. In 2001, he formed Avenel Ventures, a technology investment and private venture capital firm. In February 2005, Mr. Pruitt formed Chanticleer Holdings, Inc., then a public holding company (now known as Sonnet BioTherapeutics Holdings, Inc.), and he served as Chairman of the Board of Directors and Chief Executive Officer until April 1, 2020, at which time the restaurant operations of Chanticleer Holdings were spun out into a new public entity, Amergent Hospitality Group, Inc., where Mr. Pruitt has served as its Chairman and Chief Executive Officer to date. Mr. Pruitt also served as a director on the board of Hooters of America, LLC from 2011 to 2019. Mr. Pruitt received a B.A. degree from Costal Carolina University. He currently sits on the Board of Visitors of the E. Craig Wall Sr. College of Business Administration, the Coastal Education Foundation Board, and the Athletic Committee of the Board of Trustees.

Mr. Pruitt’s over 15 years of day-to-day operational leadership and service as a board member at public companies Chanticleer Holdings and Amergent Hospitality Group make him well qualified as a member of the Board. He also brings transactional expertise in mergers and acquisitions and capital markets.

Cary W. Sucoff joined our Board of Directors in October 2020 and currently serves as Interim Chairman. Mr. Sucoff has more than 35 years of securities industry experience encompassing supervisory, banking and sales responsibilities. He has participated in the financing of hundreds of public and private companies. Since 2011, Mr. Sucoff has owned and operated Equity Source Partners LLC, an advisory and consulting firm. Mr. Sucoff currently serves on the board of directors of Galimedix Therapeutics, Inc, Curative Biotechnology, Inc., and Neuraptive Therapeutics, Inc. In addition, Mr. Sucoff currently serves as a consultant to Sapience Therapeutics. Mr. Sucoff is the past President of New England Law Boston, has been a member of its Board of Trustees for over 30 years, and is the current Chairman of its Endowment Committee. Mr. Sucoff received a B.A. degree from the State University of New York at Binghamton and a J.D. from New England School of Law, where he was managing editor of the Law Review and graduated magna cum laude. He has been a member of the Bar of the State of New York (now retired) since 1978.

Mr. Sucoff demonstrates knowledge of our Company’s business due to his many years of experience as an investor, consultant and board member with a range of companies in the healthcare industry, making his input invaluable to the board’s discussion of our growth and expansion strategy. He also brings experience in corporate controls and governance as a lawyer.

Board Recommendation

The Board of Directors unanimously recommends that our stockholders vote “FOR” the election each of the director nominees listed above.

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF SALBERG & COMPANY P.A. AS AUDITORS FOR 2024

Our Audit Committee charter provides that the Audit Committee shall appoint annually a firm of independent registered public accountants to serve as auditors. The Audit Committee has appointed Salberg & Company P.A. (“Salberg”) to act as auditors for our year fiscal ending December 31, 2024.

If this proposal is not approved at the annual meeting, our Audit Committee will reconsider the selection of Salberg for the ensuing year but may determine that continued retention of Salberg is in our company’s and our stockholders’ best interests. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our company’s and our stockholders’ best interests. See “Audit Fees” below for further information.

We expect representatives of Salberg to be present telephonically at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Board Recommendation

Our Board of Directors unanimously recommends that our stockholders vote “FOR” ratification of the appointment of Salberg as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

PROPOSAL 3:

ADVISORY, NON-BINDING VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

Our compensation programs are designed to effectively align our executives’ interests with the interests of our stockholders by focusing on long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders. Stockholders are urged to read the section titled “Executive Compensation” in this Proxy Statement, which discusses how our executive compensation policies and practices implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. Our Compensation Committee believes that the objectives of our executive compensation program, as they relate to our named executive officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, our Compensation Committee believes that our executive compensation program, as it relates to our named executive officers, achieves an appropriate balance between fixed compensation and variable incentive compensation. Our Board of Directors and our Compensation Committee believe that our policies and practices are effective in implementing our compensation philosophy and in achieving our compensation program goal. Accordingly, we are asking our stockholders to approve the compensation of our named executive officers.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

Based on the above, we request that stockholders indicate their support, on a non-binding advisory basis, for the compensation of our named executive officers as described in this Proxy Statement by voting “FOR” the following resolution:

“RESOLVED, that the stockholders of IMAC Holdings, Inc. approve, on an advisory basis, the compensation paid to IMAC Holdings, Inc.’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation section, the compensation tables and the narrative discussion in IMAC Holdings, Inc.’s proxy statement.”

As an advisory vote, this proposal is non-binding. Although the vote is non-binding, our Board of Directors and our Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Board Recommendation

The Board of Directors unanimously recommends that our stockholders vote “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement.

PROPOSAL 4:

AMENDMENT TO 2018 INCENTIVE COMPENSATION PLAN

General

Our Board of Directors has approved an amendment (the “Amendment”) to our 2018 Incentive Compensation Plan (the “2018 Plan”). If approved by our stockholders, the Amendment would increase the number of shares of our common stock reserved for issuance under the 2018 Plan by [●] shares. The Amendment is attached hereto as Appendix A.

The Amendment is intended to provide continued aid to the Company and its affiliates in recruiting and retaining key employees, directors, officers, or consultants (the “Participants”) of outstanding ability and to motivate such employees, directors, officers, or consultants to exert their best efforts on behalf of the Company and its affiliates by providing incentives through the granting of Awards (as defined below). If our stockholders do not approve the Amendment, the available number of shares reserved for issuance would be inadequate to grant equity-based incentive awards to our employees, directors, officers, or consultants as we currently do, which we believe is necessary to continue recruiting, retaining and motivating high-performing, revenue-generating and client-facing individuals to achieve our objectives and therefore in the best interests of our stockholders. With the acquisition of the material assets of Theralink Technologies, Inc. and the associated increase in our number of employees in May 2024, we anticipate that more incentive awards will be made in the future than in our recent history, although we do not have specific plans for any such grants at this time. The number of shares for which approval is being sought currently constitutes approximately 1.4% of the fully diluted number of shares of common stock outstanding, assuming the issuance of shares of common stock issuable upon the conversion of our currently outstanding shares of preferred stock and upon the exercise of currently outstanding warrants.

As of the Record Date, the closing price of our common stock on the Nasdaq Capital Market was $2.78 per share.

Description of the 2018 Plan

Under the 2018 Plan, adopted by our Board of Directors and holders of a majority of our outstanding shares of common stock in May 2018, and as amended to date, 66,667 shares of common stock (subject to certain adjustments) are authorized for issuance upon exercise of stock options and grants of other equity awards (collectively, “Awards”). The 2018 Plan provides for the grant of incentive stock options (“ISOs”), non-qualified stock options “NSOs”, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, other forms of equity compensation and performance cash awards. ISOs may be granted only to employees. All other awards may be granted to employees, including officers, and to the Company’s non-employee directors and consultants, and affiliates.

The 2018 Plan is designed to serve as an incentive for attracting and retaining qualified and motivated Participants. The compensation committee of our Board of Directors administers and interprets the 2018 Plan and is authorized to grant stock options and other equity awards thereunder to all eligible employees of our company, including non-employee consultants to our company and directors. If approved, the Amendment would result in the reservation of an additional [●] shares for issuance under the 2018 Plan.

The 2018 Plan provides for the granting of “incentive stock options” (as defined in Section 422 of the Code), non-statutory stock options, stock appreciation rights, shares of restricted stock, restricted stock units, deferred stock, dividend equivalents, bonus stock and awards in lieu of cash compensation, other stock-based awards, and performance awards. Options may be granted under the 2018 Plan on such terms and at such prices as determined by the compensation committee of the Board of Directors, except that the per share exercise price of the stock options cannot be less than the fair market value of our common stock on the date of grant. Each option will be exercisable after the period or periods specified in the stock option agreement, but all stock options must be exercised within ten years from the date of grant. Options granted under the 2018 Plan are not transferable other than by will or by the laws of descent and distribution. The Board of Directors has the authority to amend or terminate the 2018 Plan, provided that no amendment shall be made without stockholder approval if such stockholder approval is necessary to comply with any tax or regulatory requirement. Unless terminated sooner, the 2018 Plan will terminate ten years from its effective date.

Administration of the 2018 Plan

The 2018 Plan is administered by the Compensation Committee of the Board, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act (the “Committee”).

The Committee has the power and authority to make grants of Awards to eligible persons under the 2018 Plan, including the selection of such recipients, the determination of the size of the grant, and the determination of the terms and conditions, not inconsistent with the terms of the 2018 Plan.

The Committee also has the authority, in its discretion, to prescribe the administrative rules, guidelines and practices governing the 2018 Plan as it shall from time to time deem advisable. The Committee may construe and interpret the terms of the 2018 Plan and any Awards issued under the 2018 Plan and any agreements relating thereto and otherwise supervise the administration of the 2018 Plan. In addition, the Committee may modify or amend Awards granted under the 2018 Plan, except as otherwise limited under the Plan. All decisions made by the Committee pursuant to the provisions of the 2018 Plan are final and binding on all persons, including the Company and all Participants.

Eligibility

Employees and directors of, and consultants providing services to, the Company or its affiliates are eligible to receive Awards as Participants under the 2018 Plan. The Committee selects from among the eligible Participants under the 2018 Plan, from time to time in its sole discretion, to grant Awards, and the Committee determines the number of shares covered by each grant, consistent with the terms of the 2018 Plan. There are currently approximately twenty (20) persons who are eligible to be Participants, which include directors, executive officers, employees, and contractors.

Transferability

Unless otherwise determined by the Committee, Awards are not transferable or assignable other than by will or by the laws of descent and distribution; provided that any transferees are subject to the terms and conditions of the Award.

Effect of Certain Corporate Transactions

In the event of any change in the outstanding shares of common stock by reason of any common stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, or transaction or exchange of shares of common stock or other corporate exchange, or any distribution to the holders of common stock (other than regular cash dividends) or any transaction similar to the foregoing, the Committee, without liability to any person, shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number and kind of shares of common stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of common stock subject to or deliverable in respect of outstanding Awards, (iii) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, or (iv) any other aspect of any Award that the Committee determines to be appropriate.

In the event of a Change in Control, the Committee may provide for (i) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (ii) the assumption or substitution for the outstanding Awards by the surviving corporation or its parent or subsidiary, (iii) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (iv) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2018 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. All of the shares of common stock authorized for grant under the 2018 Plan may be granted in the form of ISOs. The grant of an ISO will not result in any immediate tax consequences to the Company or the Participant. In addition, a Participant will not recognize taxable income, and the Company will not be entitled to any deduction, upon the exercise of an ISO while the Participant is an employee or within three months following termination of employment (longer in the case of death). Notwithstanding, the excess of the fair market value of the shares of common stock acquired, over the option price, will be includible in the Participant’s alternative minimum taxable income for the year of exercise for purposes of the alternative minimum tax. If the Participant does not dispose of the shares of common stock acquired within one year after their receipt (and within two years after the option was granted), gain or loss recognized on the subsequent disposition of the shares will be treated as long-term capital gain or loss. In the event of an earlier disposition, the Participant will recognize taxable ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price; or (ii) if the disposition is a taxable sale or exchange, the amount of any gain realized. Any additional gain to the Participant will be treated as capital gain, long-term or short-term, depending on how long the shares have been held. Upon such a disqualifying disposition, the Company would be entitled to a deduction in the same amount and at the same time as the Participant recognizes such taxable ordinary income, subject to the limitations of Section 162(m) of the Internal Revenue Code.

Nonqualified Stock Options. A Participant will generally recognize no taxable income as the result of receiving a NSO. Upon exercise of a NSO, an individual normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the Participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the option is exercised. Upon the sale of stock acquired by the exercise of a NSO, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a NSO or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the Participant as a result of the exercise of a NSO, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Stock Appreciation Rights. In general, no taxable income is reportable when a stock appreciation right is granted to a Participant. Upon exercise, the Participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of our common stock received, minus the exercise price paid. Any subsequent gain or loss recognized upon a later disposition of shares received, would be treated as capital gain or loss.

Restricted Stock. If a Participant is awarded restricted shares, they normally will not have ordinary income until the stock vests, at which time they will have ordinary income equal to the fair market value of the shares at vesting (minus the amount of any purchase price).

The Participant may make an election under Section 83(b) of the Internal Revenue Code to be taxed on restricted stock at the time it is acquired rather than later, when the substantial risk of forfeiture lapses. The so-called “83(b) election” must be made not later than 30 days after the transfer of the shares to the Participant and must satisfy certain other requirements. If the Participant makes an effective 83(b) election, he or she will realize ordinary income equal to the fair market value of the shares as of the time of acquisition, less any price paid for the shares. Fair market value for this purpose is to be determined without regard to the forfeiture restrictions. If he or she makes an effective 83(b) election, no additional income will result by reason of the lapsing of the restrictions, and subsequent income recognized on the sale of the stock, will be treated as capital income or losses.

Restricted Stock Units. An Award of restricted stock units does not itself result in taxable income. When the Participant vests in the units or acquires the stock, however, the Participant will have ordinary income equal to the value of the units or shares at that time.

Aggregate Past Grants Under the 2018 Plan

As of the Record Date, awards for 1,312 shares of our common stock have been granted and remain outstanding, and 14,401 shares of our common stock remain available to be granted under the 2018 Plan.

Board Recommendation

The Board of Directors unanimously recommends a vote on the proxy card “FOR” the amendment to the Company’s 2018 Incentive Compensation Plan to increase the number of shares reserved for issuance thereunder.

PROPOSAL 5:

POTENTIAL ISSUANCE OF AN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK, UNDER THE COMPANY’S OUTSTANDING SERIES C PREFERRED STOCK AND RELATED WARRANTS AND SERIES F PREFERRED STOCK AND RELATED WARRANTS

Background of Series C Preferred Stock and Related Warrants and Series F Preferred Stock and Related Warrants

In April and May 2024, the Company undertook certain transactions to raise capital, including the issuance of preferred stock and warrants in two separate offerings referred to as the “Series C Offering” and the “Series F Offering.” You are being asked to consider and vote upon a proposal (the “Series C and Series F Issuance Proposal”) related to (i) the potential issuance of a number of shares of our Common Stock in excess of 19.99% of our outstanding shares of Common Stock, pursuant to the Series C Offering under the Company’s Series C-1 Convertible Preferred Stock, par value $0.001 per share (the “Series C-1 Preferred Stock”), the Series C-2 Convertible Preferred Stock, par value $0.001 per share (the “Series C-2 Preferred Stock” and, together with the Series C-1 Preferred Stock, the “Series C Preferred Stock”), certain warrants issued in connection with the Series C Preferred stock, consisting of exchange warrants, PIPE warrants and placement agent warrants (the “Exchange Warrants,” the “PIPE warrants,” and the “Placement Agent Warrants,” respectively, and collectively, the “Series C Warrants”) and (ii) ) the potential issuance of a number of shares of our Common Stock in excess of 19.99% of our outstanding shares of Common Stock, pursuant to the Series F Offering under the Company’s Series F Convertible Preferred Stock, par value $0.001 per share (the “Series F Preferred Stock”), and certain warrants issued in connection with the Series F Preferred Stock, consisting of common stock warrants (the “Series F Warrants”). This Series C and Series F Issuance Proposal relates to the shares of our Common Stock issuable upon conversion of the Series C Preferred Stock (the “Series C Conversion Shares”), the exercise of the Series C Warrants (the “Series C Exercise Shares” and, together with the Series C Conversion Shares, the “Series C Common Shares”), the conversion of the Series F Preferred Stock (the “Series F Conversion Shares”), and the exercise of the Series F Warrants (the “Series F Exercise Shares” and, together with the Series F Conversion Shares, the “Series F Common Shares” and the Series F Common Shares, together with the Series C Common Shares, the “Combined Common Shares”).

This Series C and Series F Issuance Proposal, if passed, will allow us to issue Combined Common Shares in excess of the number of shares equal to 19.99% of the shares of Common Stock that were outstanding at the time at the time we became obligated to issue the Series C Preferred Stock, the Series C Warrants, the Series F Preferred Stock and the Series F Warrants (collectively, the “Securities”). We currently have 4,750 shares of Series C-1 Preferred Stock outstanding that are currently convertible into 1,854,744 Series C Conversion Shares, 160 shares of Series C-2 Preferred Stock outstanding that are currently convertible into 498,243 Series C Conversion Shares), Series C Warrants that are currently exercisable into 2,573,947 Series C Exercise Shares, 450 shares of Series F Preferred Stock outstanding that are currently convertible into 132,315 Series F Conversion Shares), Series F Warrants that are currently exercisable into 132,315 Series F Exercise Shares, in each case without regard to any limitations on conversion or exercise, or to any potential future adjustments, set forth in the Series C Preferred Stock Certificates of Designations (as defined below), the Series C Warrants, the Series F Preferred Stock Certificate of Designations (as defined below) or the Series F Warrants, respectively. Each of the outstanding Series C Preferred Stock, Series C Warrants, Series F Preferred Stock and Series F Warrants (collectively, the “Securities”), in and of themselves, could, if this Series C and Series F Issuance Proposal is approved by our stockholders, result in the issuance of more than 19.99% of the shares of Common Stock outstanding on the date of execution of its sale or exchange agreement, as applicable. Each of the Exchange Agreement, pursuant to which the Series C-1 Preferred Stock was sold, the Series C Securities Purchase Agreement, pursuant to which the Series C-2 Preferred Stock was sold, and the Series F Securities Purchase Agreement (all such agreements, the “Issuance Agreements”) obligate the Company to seek stockholder approval of the approval of the issuance of all of the Combined Common Shares in compliance with the rules and regulations of the Nasdaq Stock Market (without regard to any limitations on conversion or exercise set forth in the Series C Preferred Stock Certificates of Designations, the Series C Warrants, the Series F Preferred Stock Certificate of Designations or the Series F Warrants, respectively). Issuances of Combined Common Shares upon conversion or exercise, as applicable, of the Securities in excess of 19.99% of the Company’s outstanding shares of Common Stock, would require approval by the Company’s stockholders pursuant to the rules and regulations of the Nasdaq Stock Market.

The terms and provisions of the Series C-1 Preferred Stock and the Series C-2 Preferred Stock were set forth in a Series C-1 Convertible Preferred Stock Certificate of Designations (the “Series C-1 Certificate of Designations”) and a Series C-2 Convertible Preferred Stock Certificate of Designations (the “Series C-2 Certificate of Designations” and together with the Series C-1 Certificate of Designations, the “Series C Certificates of Designations”), filed and effective with the Secretary of State of the State of Delaware on April 11, 2024. The terms and provisions of the Series F Preferred Stock were set forth in a Series F Convertible Preferred Stock Certificate of Designations (the “Series F Certificate of Designations”), filed and effective with the Secretary of State of the State of Delaware on May 14, 2024.

Series C Preferred Stock and Series C Warrants; Series F Preferred Stock and Series F Warrants

On April 10, 2024, the Company entered into a series of transactions including the exchange of the Company’s outstanding Series B-1 Convertible Preferred Stock, par value $0.001 per share (the “Series B-1 Preferred Stock”) and Series B-2 Convertible Preferred Stock, par value $0.001 per share (the “Series B-2 Preferred Stock” and, collectively with the Series B-1 Preferred Stock, the “Series B Preferred Stock”), for new preferred stock, the exchange of the Company’s outstanding warrants (the “Existing Warrants”) for new warrants, and the sale of new preferred stock and warrants, as described below. All such transactions were consummated on April 11, 2024.

Exchange

On April 10, 2024, the Company entered into an exchange agreement (each, an “Exchange Agreement”) with holders of Series B Preferred Stock, pursuant to which the holders would exchange (i) 4,550 shares of Series B Preferred Stock, with a conversion price of $1.84, for 4,750 shares of Series C-1 Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series C-1 Preferred Stock”), with a conversion price of $2.561 and (ii) their Existing Warrants, with an exercise price of $1.84, for new warrants, with an exercise price of $2.561, (the “Exchange Warrants” and, together with the Series C-1 Convertible Preferred Stock, the “Exchange Securities”), on a one-for-one basis. Such exchanges were made without any additional consideration having been paid by the Holders. All of the outstanding shares of Series B Preferred Stock and all outstanding Existing Warrants were terminated upon the exchange. Such exchanges are referred to as the “Exchange”). See “Series C Preferred Stock” and “Exchange Warrants” below for additional descriptions of the Series C Preferred Stock and Exchange Warrants.

April 2024 PIPE Financing

On April 10, 2024, the Company entered into a securities purchase agreement (the “April 10 Securities Purchase Agreement”) with accredited investors, pursuant to which the Company agreed to issue and sell, and the investors agreed to purchase, 1,276 shares of Series C-2 convertible preferred stock, par value $0.001 per share (“Series C-2 Preferred Stock” and, collectively with the Series C-1 Preferred Stock the “Series C Preferred Stock”) and warrants (the “PIPE Warrants” and, together with the Exchange Warrants, the “Series C Warrants”), for aggregate cash proceeds (after giving effect to the Settlement and Release payment (as discussed in “Settlement and Release” below) of $900,000. Joseph Gunnar & Co., LLC (the “Placement Agent”) acted as the sole placement agent for the PIPE Financing. As part of the consideration received for the PIPE Financing, the Placement Agent received warrants (the “Placement Agent Warrants”).

May 2024 PIPE Financing

On May 13, 2024, the Company entered into a securities purchase agreement (the “May Securities Purchase Agreement”) with accredited investors pursuant to which the Company agreed to issue and sell, and the Investors agreed to purchase, 450 shares of Series F convertible preferred stock, par value $0.001 per share (“Series F Preferred Stock”) and warrants (the “Series F Warrants”; together with the PIPE Warrants, the “Series C and F Warrants”); and, together with the Series F Preferred Stock, the “Series F Securities”), for aggregate cash proceeds of $450,000. On May 14, 2024, the Company consummated the transactions contemplated by the May Securities Purchase Agreement.

Series C Preferred Stock and Series F Preferred Stock

The following is a description of the principal terms of the Series C Preferred Stock, which are set forth in a Certificate of Designation of Rights and Preferences of the Series C-1 Convertible Preferred Stock (the “Series C-1 Certificate of Designations”) and a Certificate of Designation of Rights and Preferences of the Series C-2 Convertible Preferred Stock (the “Series C-2 Certificate of Designations” and together with the Series C-1 Certificate of Designations, the “Series C Certificates of Designations”), and the Series F Preferred Stock, which are set forth in a Certificate of Designation of Rights and Preferences of the Series Convertible Preferred Stock (the “Series F Certificate of Designations” and together with the Series C Certificates of Designations, the “Series C and F Certificates of Designations”). The rights and preferences of the Series C-1 Preferred Stock and the Series C-2 Convertible Stock are identical in all material respects; however, the Series C-1 Convertible Preferred Stock was issued in exchange for Series B Preferred Stock without the payment of any additional consideration and, for the purpose of Rule 144 of the Securities Act of 1933, as amended (the “Act”), ownership of the Series C-1 Preferred Stock shall tack back to December 20, 2024. The rights and preferences of the Series C Certificates of Designations and the Series F Certificates of Designations are identical in all material respects, except with respect to the Conversion Prices described below under Conversion at Option of Holder and the floor price described below under Alternate Conversion Upon a Triggering Event.

Authorized; Stated Value. Pursuant to the Series C-1 Certificate of Designations, the Company authorized 4,750 shares of Series C-1 Preferred Stock. Pursuant to the Series C-2 Certificate of Designations, the Company authorized 5,376 shares of Series C-2 Preferred Stock. Pursuant to the Series F Certificate of Designations, the Company authorized 450 shares of Series F Preferred Stock. Each share of Series C Preferred Stock and the Series F Preferred Stock has a stated value of $1,000 (subject to increase upon any capitalization of dividends – See Dividends below).

Ranking. The Series C and F Preferred Stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, ranks senior to all capital stock of the Company unless the Required Holders (as defined in the April 10 Securities Purchase Agreement and the May Securities Purchase Agreement, as applicable) consent to the creation of other capital stock of the Company that is senior or equal in rank to the Series C and F Preferred Stock.

Liquidation Preference. In the event of a Liquidation Event, as defined in the Series C and F Certificates of Designations, the holders thereof shall be entitled to receive payment in an amount per share equal to the greater of (A) 110% of the sum of the stated value of the share plus any amount owed to the holder by the Company in connection with the share, including all declared and unpaid dividends thereon, on the date of such payment and (B) the amount per share such holders would receive if such shares had been converted into Common Stock immediately prior to the date of such payment; provided, however that if the funds available for such payment to the holders of Series C and F Preferred Stock, and any other capital stock of the Company ranking on par with them for liquidation purposes are insufficient, all such holders shall be paid proportionally to their holdings out of available funds.

Dividends. Dividends on the Series C and F Preferred Stock equal to 10% per annum (subject to adjustment) will begin to accrue upon issuance and, subject to the satisfaction of certain customary equity conditions, will be payable in shares of Common Stock, provided, however, that the Company may elect to capitalize dividends in lieu of issuing shares of Common Stock by increasing the stated value of each applicable share of Series C Preferred Stock. If the Company fails to properly satisfy such equity conditions, such dividends will be capitalized for each holder of Series C Preferred Stock (unless such holder waives such failure in order to receive shares of Common Stock as payment for such dividend). Notwithstanding the foregoing, unless the Company obtains the Stockholder Approval (see “Stockholder Approval” below), all dividends shall be capitalized dividends.

Conversion Rights

Conversion at Option of Holder. Each holder of Series C and F Preferred Stock may convert all, or any part, of their outstanding Series C Preferred Stock, at any time at such holder’s option, into shares of Common Stock (which converted shares of Common Stock are referred to as “Conversion Shares” herein) based on the fixed “Conversion Price” of $2.561, with respect to the Series C Preferred Stock, and $3.641, with respect to the Series F Preferred Stock.

Adjustments to Conversion Price. The Conversion Price is subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions. Although the Series C and F Preferred Stock does not initially have antidilution protection for issuances below the conversion price then in effect in subsequent placements, if the Company obtains the Stockholder Approval (see “Stockholder Approval” below), thereafter the Series C and F Preferred Stock shall have full ratchet antidilution protection. Subject to the rules and regulations of the Principal Market, the Company may, at any time, with the written consent of the Required Holders, lower the fixed conversion price to any amount and for any period of time deemed appropriate by the Company’s board of directors.

Mandatory Conversion. If the closing price of the Common Stock on the principal trading market, if any, in which the shares of Common Stock then trade (the “Principal Market”), equals at least 300% of the Conversion Price for twenty (20 consecutive trading days and no Equity Conditions Failure exists, the Company may require each holder of Series C and F Preferred Stock, on a pro rata basis among all such holders, to convert all, or any number, of the shares of Series C and F Preferred Stock based on the then-current Conversion Price.

Alternate Conversion Upon a Triggering Event. Solely if the Company has obtained the Stockholder Approval (see “Stockholder Approval” below), following the occurrence and during the continuance of a Triggering Event (as defined in the Series C Certificates of Designations), each holder may alternatively elect to convert the Series C and F Preferred Stock at the “Alternate Conversion Price” equal to the lesser of (A) the Conversion Price, and (B) the greater of (x) the floor price of $0.5122, with respect to the Series C Preferred Stock, or $0.7282, with respect to the Series F Preferred Stock, and (y) 80% of the volume weighted average price of the Common Stock during the 5 consecutive trading days immediately prior to such conversion.

Limitation on Beneficial Ownership. No conversion shall be effected to the extent it would cause a holder to beneficially own in excess of 4.99% or 9.99% (as elected by a holder) of the outstanding shares of Common Stock immediately after giving effect to such conversion.

Company Redemption. At any time the Company shall have the right to redeem in cash all, but not less than all, the shares of Series C and F Preferred Stock then outstanding at the greater of (x) 110% of the amount of shares being redeemed, and (y) the equity value of the Common Stock underlying the Series C and F Preferred Stock. The equity value of the Common Stock underlying the Series C and F Preferred Stock is calculated using the greatest closing sale price of the Common Stock on any trading day immediately preceding the date the Company notifies the holders of its election to redeem and the date the Company makes the entire payment required.

Purchase Rights. If at any time the Company grants, issues or sells any options, convertible securities, or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then each holder of Series C and F Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Series C and F Preferred Stock held by such holder immediately prior to the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights; subject to certain limitations on beneficial ownership.

Change of Control Exchange. Upon a change of control of the Company, each holder may require us to exchange the holder’s shares of Series C and F Preferred Stock for consideration equal to the change of Control Election Price (as defined in the Series C Certificate of Designations), to be satisfied at the Company’s election in either (x) cash or (y) rights convertible into such securities or other assets to which such holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such holder upon consummation of such corporate event.

Fundamental Transactions. The Series C and F Certificates of Designations prohibit us from entering specified fundamental transactions (including, without limitation, mergers, business combinations and similar transactions) unless the Company (or its successor) assumes in writing all of the Company’s obligations under the Series C and F Certificates of Designations and the related transaction documents.

Voting Rights. The holders of the Series C and F Preferred Stock have no voting power and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of share of capital stock, and shall not be entitled to call a meeting of such holders for any purpose nor shall they be entitled to participate in any meeting of the holders of Common Stock, except as provided in the Series C and F Certificates of Designations (or as otherwise required by applicable law).

Covenants. The Series C and F Certificates of Designations contain a variety of obligations on the part of the Company not to engage in specified activities, which are typical for transactions of this type. In particular, the Company will not, and will cause its subsidiaries to not, redeem, repurchase or declare any dividend or distribution on any of its capital stock (other than as required under the Series C and F Certificates of Designations). In addition, the Company will not issue any preferred stock or issue any other securities that would cause a breach or default under the Series C and F Certificates of Designations or the Series C and F Warrants.

Reservation Requirements. So long as any Series C and F Preferred Stock remains outstanding, the Company shall at all times reserve at least 200% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all Series C and F Preferred Stock then outstanding.

Exchange Warrants

Without regard to any limitations on exercise of the Exchange Warrants, all of the Exchange Warrants, collectively, are initially exercisable into 2,075,704 shares of Common Stock. The Exchange Warrants have an exercise price of $2.561 per share, subject to customary adjustments, will become exercisable on October 12, 2024 (the “Initial Exercise Date”) and expire on October 12, 2029.

Stock Splits; Adjustments. The exercise price and share number of the Exchange Warrants are subject to proportional adjustments upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions Although the Exchange Warrants do not initially have antidilution protection for issuances below the exercise price then in effect in subsequent placements, if the Company obtains the requisite stockholder approval, thereafter the Exchange Warrants shall have full ratchet antidilution protection. Subject to the rules and regulations of the Principal Market, the Company may, at any time, with the written consent of the Required Holders, lower the fixed exercise price to any amount and for any period of time deemed appropriate by the Company’s board of directors.

Cashless Exercise. If at the time of exercise of the Exchange Warrants, there is no effective registration statement registering the shares of the Common Stock underlying the Exchange Warrants, such Exchange Warrants may be exercised on a cashless basis pursuant to their terms.

Limitation on Beneficial Ownership. No exercise shall be effected to the extent it would cause a holder to beneficially own in excess of 4.99% or 9.99% (as elected by a holder) of the outstanding shares of Common Stock immediately after giving effect to such exercise.

PIPE Warrants

Without regard to any limitations on exercise of the PIPE Warrants, all of the PIPE Warrants, collectively, are initially exercisable into 498,243 shares of Common Stock. The PIPE Warrants have an exercise price of $2.561 per share, subject to customary adjustments, will become exercisable on October 12, 2024, and expire on October 12, 2029.

Stock Splits; Adjustments. The exercise price and share number of the PIPE Warrants are subject to proportional adjustments upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions. Although the PIPE Warrants do not initially have antidilution protection for issuances below the exercise price then in effect in subsequent placements, if the Company obtains the requisite stockholder approval, thereafter the PIPE Warrants shall have full ratchet antidilution protection. Subject to the rules and regulations of the Principal Market, the Company may, at any time, with the written consent of the Required Holders, lower the fixed exercise price to any amount and for any period of time deemed appropriate by the Company’s board of directors.

Cashless Exercise. If at the time of exercise of the PIPE Warrants, there is no effective registration statement registering the shares of the Common Stock underlying the PIPE Warrants, such PIPE Warrants may be exercised on a cashless basis pursuant to their terms.

Placement Agent Warrants

Without regard to any limitations on exercise of the Placement Agent Warrants, all of the Placement Agent Warrants, collectively, are initially exercisable into 49,824 shares of Common Stock. The Placement Agent Warrants have an exercise price of $2.561 per share, subject to customary adjustments, will become exercisable on October 12, 2024, and expire on October 12, 2029.

Stock Splits. The exercise price and share number of the Placement Agent Warrants are subject to proportional adjustments upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions. Subject to the rules and regulations of the Principal Market, the Company may, at any time, with the written consent of the Required Holders, lower the fixed exercise price to any amount and for any period of time deemed appropriate by the Company’s board of directors.

Cashless Exercise. If at the time of exercise of the Placement Agent Warrants, there is no effective registration statement registering the shares of the Common Stock underlying the Placement Agent Warrants, such Placement Agent Warrants may be exercised on a cashless basis pursuant to their terms.

Series F Warrants

The Series F Warrants have an exercise price of $3.401 per share, subject to customary adjustments, will become exercisable on six month and one day anniversary of the issuance date (the “Initial Exercisability Date”), and expire on the fifth (5th) anniversary of the Initial Exercisability Date.

Stock Splits; Adjustments. The exercise price and share number of the Warrants will be subject to proportional adjustments upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions. Although the Series F Warrants will not initially have antidilution protection for issuances below the exercise price then in effect in subsequent placements, if the Company obtains the requisite stockholder approval, thereafter the Series F Warrants shall have full ratchet antidilution protection. Subject to the rules and regulations of the Principal Market, the Company may, at any time, with the written consent of the Required Holders, lower the fixed exercise price to any amount and for any period of time deemed appropriate by the Company’s board of directors.

Cashless Exercise. If at the time of exercise of the Series F Warrants, there is no effective registration statement registering the shares of the Common Stock underlying the Series F Warrants, such Series F Warrants may be exercised on a cashless basis pursuant to their terms.

Limitation on Beneficial Ownership. No exercise shall be effected to the extent it would cause a holder to beneficially own in excess of 4.99% or 9.99% (as elected by a holder) of the outstanding shares of Common Stock immediately after giving effect to such exercise.

Stockholder Approval

The Company agreed to seek the approval of the Company’s stockholders to the issuance of all of the Combined Common Shares in compliance with the rules and regulations of the Nasdaq Capital Market.

Registration Rights Agreement

The investors were granted certain customary registration rights in connection with respect to the Combined Common Shares, pursuant to a registration rights agreement dated April 10, 2024.

Settlement and Release Agreements

In connection with the transactions discussed above, each holder of Series B-1 Preferred Stock entered into a Settlement and Release Agreement (each, a “Settlement and Release Agreement”) with the Company, pursuant to which the Company agreed to pay to each such holder an amount equal to the damages claimed to have been suffered by such holder upon the attempted conversion and then unwinding of such conversion of shares of such holders Series B-1 Preferred Stock, in exchanged for a release by the holder in favor of the Company of all claims related to such unwinding. All amounts paid pursuant to the Settlement and Release Agreements were reinvested, in full, into the Company pursuant to the Securities Purchase Agreement.

Why We Need Stockholder Approval

Because our Common Stock is traded on The Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Nasdaq Listing Rule 5635(d)(2). Pursuant to Nasdaq Listing Rule 5635(d)(2), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance at a conversion price lower than the “Minimum Price.” “Minimum Price” is defined under Nasdaq Listing Rule 5635(d)(1)(A) as a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Under the terms of the Series C Certificates of Designations and the Series F Certificate of Designations, the current, and lowest permitted, conversion price of the Series C Preferred Stock and the Series F Preferred Stock was set at a price that is above the respective Minimum Price; however, if approval of stockholders is obtained pursuant to this Series C and Series F Issuance Proposal, those conversion prices may, upon an adjustment in accordance with the Series C Certificates of Designations and the Series F Certificate of Designations, as applicable, be adjusted to be lower than Market Price. In such an event, Combined Common Shares could be issuable at prices below the Minimum Price.

In addition:

●	unless Stockholder Approval is obtained pursuant to this Series C and Series F Issuance Proposal, all dividends on the Series C Preferred Stock and the Series F Preferred Stock shall be capitalized dividends. Consequently, unless Stockholder Approval is obtained pursuant to this Series C and Series F Issuance Proposal, no dividends may be paid in cash;

●	if Stockholder Approval is obtained pursuant to this Series C and Series F Issuance Proposal, the Series C Preferred Stock and the Series F Preferred Stock will contain full ratchet anti-dilution protection and the conversion price will be required to be adjusted to the issuance price of the Company’s securities in the event of a dilutive issuance, at a price lower than the then applicable conversion price. Consequently, shares of Common Stock are issuable upon conversion of the Series C Preferred Stock and the Series F Preferred Stock may be at prices below the Minimum Price; and

●	if Stockholder Approval is obtained pursuant to this Series C and Series F Issuance Proposal, the Series C Warrants and the Series F Warrants will contain full ratchet anti-dilution protection and the exercise price per share of Common Stock will be required to be adjusted to the issuance price of the Company’s securities in the event of a dilutive issuance, at a price lower than the then applicable exercise price. Consequently, shares of Common Stock are issuable upon exercise of the Series C Warrants and the Series F Warrants may be at prices below the Minimum Price.

The stockholder approval requirement for issuances of the Common Shares was incorporated into the Securities Purchase Agreement, the Exchange Agreement and the Series F Securities Purchase Agreement in order to comply with Nasdaq Listing Rule 5635(d)(2).

Our Board has determined to recommend that our stockholders approve this Series C and Series F Issuance Proposal because the terms of the Securities Purchase Agreement, the Exchange Agreement and the Series F Securities Purchase Agreement require us to seek such stockholder approval. Moreover, if this Series C and Series F Issuance Proposal does not pass, we will be required to seek approval again from stockholders at future special or annual meetings prior to October 31, 2024 and, if not obtained, semi-annually thereafter, and the value of the Series C Preferred Stock, the Series F Preferred Stock, the Series C Warrants and the Series F warrants will continue to be impaired.

Potential Effects of Approval of this Proposal

If this Series C and Series F Issuance Proposal is approved, the issuance of shares of our Common Stock upon conversion or exercise of the outstanding Securities, as applicable, will significantly dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. Such issuances will also significantly dilute the voting power of a person seeking control of the Company, thereby deterring, or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock.

Potential Effects of Non-Approval of this Proposal

The Company is not seeking the approval of stockholders to authorize its entry into the transactions described above, as the Company has already done so and such documents are already binding obligations of the Company. The failure of stockholders to approve this Series C and Series F Issuance Proposal will not negate the existing terms of the transactions or the relevant documents, which will remain binding on the Company.

If this Series C and Series F Issuance Proposal is not approved by the stockholders, the Securities would not be convertible or exercisable, as applicable, over the 19.99% threshold and all obligations to facilitate the issuances of Combined Common Shares would remain in effect and may result in cash obligations to which the Company currently does not have the resources to satisfy. Furthermore, the Company’s satisfaction of any such potential cash obligations could materially impair the Company’s working capital. The inability to convert or exercise the Securities into Combined Common Shares may also materially adversely affect the Company’s future ability to raise equity or debt capital from third parties on attractive terms, if at all, and also risks significantly impairing the operations, assets and ongoing viability of the Company.

Board Recommendation

The Board of Directors unanimously recommends a vote on the proxy card “FOR” the potential issuance of an excess of 19.99% of our outstanding common stock, under the Company’s outstanding Series C Preferred Stock and related Warrants and Series F Preferred Stock and related Warrants.

PROPOSAL 6:

POTENTIAL ISSUANCE OF AN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK, UNDER THE COMPANY’S OUTSTANDING SERIES D PREFERRED STOCK AND SERIES E PREFERRED STOCK

Background of Series D Preferred Stock and Series E Preferred Stock

In April and May 2024, the Company undertook certain transactions to acquire the material assets of Theralink Technologies, Inc., a precision medicine and molecular profiling company targeting cancer research (“Theralink”). Such transactions included the acquisition by the Company of certain outstanding debt securities of Theralink and the settlement with Theralink of the default of those and other debt securities for the transfer of the material assets of Theralink to the Company.

On April 30, 2024, the Company entered into securities purchase agreements (each, an “April 30 Securities Purchase Agreement”) with various holders (the “Note Holders”) of senior secured convertible debentures (the “Notes”) of Theralink for the sale of shares of the Company’s Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”). The consideration paid by the Note Holders consisted of all of the Notes held by them, which had an aggregate principal amount outstanding of $16,221,873.89 and which the Note Holders had accelerated earlier on April 30, 2024. Upon the consummation of the transactions contemplated by the April 30 Securities Purchase Agreements, the Company became the holder of approximately 74.01% of the outstanding Notes. The Company issued an aggregate of 17,364 shares of Series D Preferred Stock, determined in accordance with the Table of Allocations attached to the April 30 Securities Purchase Agreements and the valuation of Theralink’s assets.

On May 1, 2024, the Company entered into a Settlement and Release Agreement with Theralink (the “Theralink Settlement Agreement”) pursuant to which the parties agreed to a settlement of the default by Theralink under the Notes and the previously announced Credit Agreement dated April 11, 2024 between the Company as Lender and Theralink as Borrower (the “Theralink Credit Agreement”). The settlement consisted of the transfer of all of the assets of Theralink, other than certain excluded assets, and certain liabilities, to the Company in exchange for (i) the forgiveness by the Company of the outstanding amounts due under the Notes to be held by the Company pursuant to the Securities Purchase Agreement, certain other pre-existing notes made by Theralink in favor of the Company, having an aggregate outstanding principal amount of $3,000,000, and the Theralink Credit Agreement, and (ii) the issuance to Theralink of the Company’s newly created Series E Convertible Preferred Stock, par value $0.001 per share (the “Series E Preferred Stock”). The Company issued an aggregate of 26,618 shares of Series E Preferred Stock, determined in accordance with the Table of Allocations attached to the Settlement Agreement and the valuation of Theralink’s assets. In addition, pursuant to the Settlement Agreement, the parties agreed to mutual releases with respect to the outstanding payments being forgiven, the Company and Theralink agreed to terminate the merger agreement between them and withdraw the Registration Statement on Form S-4 related thereto as soon as commercially practicable, and the Company agreed to assume certain liabilities of Theralink and to hire certain of the employees of Theralink. The Merger Agreement was terminated on May 6, 2024, and the Form S-4 was withdrawn on May 7, 2024.

You are being asked to consider and vote upon a proposal (the “Series D and Series E Issuance Proposal”) related to the potential issuance of a number of shares of our Common Stock in excess of 19.99% of our outstanding shares of Common Stock under (i) the Series D Convertible Preferred Stock and (ii) the Series E Convertible Preferred Stock. This Series D and Series E Issuance Proposal relates to the shares of our Common Stock issuable upon conversion of the Series D Preferred Stock (the “Series D Conversion Shares”) and upon conversion of the Series E Preferred Stock (the “Series E Conversion Shares” and, together with the Series D Conversion Shares, the “Combined Conversion Shares”).

This Series D and Series E Issuance Proposal, if passed, will allow us to issue Combined Conversion Shares in excess of the number of shares equal to 19.99% of the shares of Common Stock that were outstanding at the time we became obligated to issue the Series D Preferred Stock and the Series E Preferred Stock. We currently have 17,3640 shares of Series D Preferred Stock outstanding that are currently convertible into 4,769,020 Series D Conversion Shares and 26,618 shares of Series E Preferred Stock outstanding that are currently convertible into 7,310,629 Series E Conversion Shares, in each case without regard to any limitations on conversion or exercise, or to any potential future adjustments, set forth in the Series D Preferred Stock Certificates of Designations (as defined below) or the Series E Preferred Stock Certificate of Designations (as defined below), respectively. Each of the outstanding Series D Preferred Stock and Series E Preferred Stock, in and of themselves, could, if this Series D and Series E Issuance Proposal is approved by our stockholders, result in the issuance of more than 19.99% of the shares of Common Stock outstanding on the date of execution of its sale or exchange agreement, as applicable. Each of the Series D Securities Purchase Agreement, pursuant to which the Series D Preferred Stock was sold, and the Settlement and Release Agreement pursuant to which the Series E Preferred Stock was sold obligate the Company to seek stockholder approval of the approval of the issuance of all of the Combined Conversion Shares in compliance with the rules and regulations of the Nasdaq Stock Market (without regard to any limitations on conversion or exercise set forth in the Series D Preferred Stock Certificate of Designations or the Series E Preferred Stock Certificate of Designations, respectively). Issuances of Combined Conversion Shares upon conversion of either of the Series D Preferred Stock or the Series E Preferred Stock (collectively, the “Series D and E Preferred Stock”) in excess of 19.99% of the Company’s outstanding shares of Common Stock, would require approval by the Company’s stockholders pursuant to the rules and regulations of the Nasdaq Stock Market.

The terms and provisions of the Series D Preferred Stock were set forth in a Series D Convertible Preferred Stock Certificate of Designations (the “Series D Certificate of Designations”), filed and effective with the Secretary of State of the State of Delaware on May 16, 2024. The terms and provisions of the Series E Preferred Stock were set forth in a Series E Convertible Preferred Stock Certificate of Designations (the “Series E Certificate of Designations” and, together with the Series D Certificate of Designations, the “Series D and E Certificates of Designations”), filed and effective with the Secretary of State of the State of Delaware on May 16, 2024.

Series D Preferred Stock and Series E Preferred Stock

The following is a description of the principal terms of the Series D Preferred Stock and the Series E Preferred Stock. The rights and preferences of the Series D Preferred Stock and the Series E Convertible Stock are identical in all material respects, except that only the holders of Series D Preferred Stock are entitled to an exchange right, described below under Exchange Right.

Authorized; Stated Value. . Pursuant to the Series D Certificate of Designations, the Company authorized 17,364 shares of Series D Preferred Stock and pursuant to the Series E Certificate of Designations, the Company authorized 26,618 shares of Series E Preferred Stock. Each share of Series D Preferred Stock and Series E Preferred Stock has a stated value of $1,000 (subject to increase upon any capitalization of dividends – See “Series D Preferred Stock and Series E Preferred Stock - Dividends” below).

Ranking. The Series D and E Preferred Stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, ranks senior to all capital stock of the Company unless the Required Holders (as defined in the relevant issuance agreement) consent to the creation of other capital stock of the Company that is senior or equal in rank to the Series D and E Preferred Stock.

Liquidation Preference. In the event of a Liquidation Event, as defined in the Series D and E Certificates of Designations, the holders thereof shall be entitled to receive payment in an amount per share equal to the greater of (A) 110% of the sum of the stated value of the share plus any amount owed to the holder by the Company in connection with the share, including all declared and unpaid dividends thereon, on the date of such payment and (B) the amount per share such holders would receive if such shares had been converted into Common Stock immediately prior to the date of such payment; provided, however that if the funds available for such payment to the holders of Series D Preferred Stock and Series E Preferred Stock, and any other capital stock of the Company ranking on par with them for liquidation purposes are insufficient, all such holders shall be paid proportionally to their holdings out of available funds.

Dividends. Dividends on the Series D Preferred Stock and Series E Preferred Stock equal to 10% per annum (subject to adjustment) will begin to accrue upon issuance and, subject to the satisfaction of certain customary equity conditions, will be payable in shares of Common Stock, provided, however, that the Company may elect to capitalize dividends in lieu of issuing shares of Common Stock by increasing the stated value of each applicable share of Series D Preferred Stock and Series E Preferred Stock. If the Company fails to properly satisfy such equity conditions, such dividends will be capitalized for each holder of Series D Preferred Stock and the Series E Preferred Stock (unless such holder waives such failure in order to receive shares of Common Stock as payment for such dividend). Notwithstanding the foregoing, unless the Company obtains the Stockholder Approval (see “Stockholder Approval” below), all dividends shall be capitalized dividends.

Conversion Rights

Conversion at Option of Holder. Each holder of Series D Preferred Stock and Series E Preferred Stock may convert all, or any part, of their outstanding Series D Preferred Stock and/or Series E Preferred Stock, at any time at such holder’s option, into shares of Common Stock (which converted shares of Common Stock are referred to as “Conversion Shares” herein) based on the fixed “Conversion Price” of $3.641.

Adjustments to Conversion Price. The Conversion Price is subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions. Although the Series D Preferred Stock and Series E Preferred Stock do not initially have antidilution protection for issuances below the conversion price then in effect in subsequent placements, if the Company obtains the Stockholder Approval (see “Stockholder Approval” below), thereafter the Series D Preferred Stock and the Series E Preferred Stock shall have full ratchet antidilution protection. Subject to the rules and regulations of the Principal Market, the Company may, at any time, with the written consent of the Required Holders, lower the fixed conversion price to any amount and for any period of time deemed appropriate by the Company’s board of directors.

Mandatory Conversion. If the closing price of the Common Stock on the principal trading market, if any, in which the shares of Common Stock then trade (the “Principal Market”), equals at least 300% of the Conversion Price for twenty (20 consecutive trading days and no Equity Conditions Failure exists, the Company may require each holder of Series D Preferred Stock and Series E Preferred Stock, on a pro rata basis among all such holders of each group, to convert all, or any number, of the shares of Series D Preferred Stock and the Series E Preferred Stock based on the then-current Conversion Price.

Alternate Conversion Upon a Triggering Event. Solely if the Company has obtained the Stockholder Approval (see “Stockholder Approval” below), following the occurrence and during the continuance of a Triggering Event (as defined in the Series C Certificates of Designations), each holder may alternatively elect to convert the Series D and E Preferred Stock at the “Alternate Conversion Price” equal to the lesser of (A) the Conversion Price, and (B) the greater of (x) the floor price of $0.5122, and (y) 80% of the volume weighted average price of the Common Stock during the 5 consecutive trading days immediately prior to such conversion.

Limitation on Beneficial Ownership. No conversion shall be effected to the extent it would cause a holder to beneficially own in excess of 4.99% or 9.99% (as elected by a holder) of the outstanding shares of Common Stock immediately after giving effect to such conversion.

Company Redemption. At any time the Company shall have the right to redeem in cash all, but not less than all, the shares of Series D and E Preferred Stock then outstanding at the greater of (x) 110% of the amount of shares being redeemed, and (y) the equity value of the Common Stock underlying the Series D and E Preferred Stock. The equity value of the Common Stock underlying the Series D and E Preferred Stock is calculated using the greatest closing sale price of the Common Stock on any trading day immediately preceding the date the Company notifies the holders of its election to redeem and the date the Company makes the entire payment required.

Purchase Rights. If at any time the Company grants, issues or sells any options, convertible securities, or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then each holder of Series D and E Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Series D and E Preferred Stock held by such holder immediately prior to the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights; subject to certain limitations on beneficial ownership.

Change of Control Exchange. Upon a change of control of the Company, each holder may require us to exchange the holder’s shares of Series D and E Preferred Stock for consideration equal to the change of Control Election Price (as defined in the Series D and E Certificates of Designations), to be satisfied at the Company’s election in either (x) cash or (y) rights convertible into such securities or other assets to which such holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such holder upon consummation of such corporate event.

Fundamental Transactions. The Series D and E Certificates of Designations prohibit us from entering specified fundamental transactions (including, without limitation, mergers, business combinations and similar transactions) unless the Company (or its successor) assumes in writing all of the Company’s obligations under the Series D and E Certificates of Designations and the related transaction documents.

Voting Rights. The holders of the Series D and E Preferred Stock have no voting power and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of share of capital stock, and shall not be entitled to call a meeting of such holders for any purpose nor shall they be entitled to participate in any meeting of the holders of Common Stock, except as provided in the Series D and E Certificates of Designations (or as otherwise required by applicable law).

Covenants. The Series D and E Certificates of Designations contain a variety of obligations on the part of the Company not to engage in specified activities, which are typical for transactions of this type. In particular, the Company will not, and will cause its subsidiaries to not, redeem, repurchase or declare any dividend or distribution on any of its capital stock (other than as required under the Series D and E Certificates of Designations). In addition, the Company will not issue any preferred stock or issue any other securities that would cause a breach or default under the Series D and E Certificates of Designations.

Reservation Requirements. So long as any Series D and E Preferred Stock remains outstanding, the Company shall at all times reserve at least 200% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all Series D and E Preferred Stock then outstanding.

Stockholder Approval

The Company agreed to seek the approval of the Company’s stockholders to the issuance of all of the Combined Common Shares in compliance with the rules and regulations of the Nasdaq Capital Market.

Why We Need Stockholder Approval

Because our Common Stock is traded on The Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Nasdaq Listing Rule 5635(d)(2). Pursuant to Nasdaq Listing Rule 5635(d)(2), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance at a conversion price lower than the “Minimum Price.” “Minimum Price” is defined under Nasdaq Listing Rule 5635(d)(1)(A) as a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Under the terms of the Series D Certificate of Designations and the Series E Certificate of Designations, the current, and lowest permitted, conversion price of the Series D Preferred Stock and the Series F Preferred Stock was set at a price that is above the respective Minimum Price; however, if approval of stockholders is obtained pursuant to this Series D and Series E Issuance Proposal, those conversion prices may, upon an adjustment in accordance with the Series D Certificate of Designations and the Series E Certificate of Designations, as applicable, be adjusted to be lower than Market Price. In such an event, Combined Common Shares could be issuable at prices below the Minimum Price.

In addition:

●	unless Stockholder Approval is obtained pursuant to this Series D and Series E Issuance Proposal, all dividends on the Series D Preferred Stock and the Series E Preferred Stock shall be capitalized dividends. Consequently, unless Stockholder Approval is obtained pursuant to this Series D and Series E Issuance Proposal, no dividends may be paid in cash; and

●	if Stockholder Approval is obtained pursuant to this Series D and Series E Issuance Proposal, the Series D Preferred Stock and the Series E Preferred Stock will contain full ratchet anti-dilution protection and the conversion price will be required to be adjusted to the issuance price of the Company’s securities in the event of a dilutive issuance, at a price lower than the then applicable conversion price. Consequently, shares of Common Stock are issuable upon conversion of the Series D Preferred Stock and the Series E Preferred Stock may be at prices below the Minimum Price.

The stockholder approval requirement for issuances of the Common Shares was incorporated into the April 30 Securities Purchase Agreement in order to comply with Nasdaq Listing Rule 5635(d)(2).

Our Board has determined to recommend that our stockholders approve this Series D and Series E Issuance Proposal because the terms of the April 30 Securities Purchase Agreement require us to seek such stockholder approval. Moreover, if this Series D and Series E Issuance Proposal does not pass, we will be required to seek approval again from stockholders at future special or annual meetings prior to October 31, 2024 and, if not obtained, semi-annually thereafter, and the value of the Series D Preferred Stock and the Series E Preferred Stock will continue to be impaired.

Potential Effects of Approval of this Proposal

If this Series D and Series E Issuance Proposal is approved, the issuance of shares of our Common Stock upon conversion of the outstanding Series D Preferred Stock and the Series E Preferred Stock will significantly dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. Such issuances will also significantly dilute the voting power of a person seeking control of the Company, thereby deterring, or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock.

Potential Effects of Non-Approval of this Proposal

The Company is not seeking the approval of stockholders to authorize its entry into the transactions described above, as the Company has already done so and such documents are already binding obligations of the Company. The failure of stockholders to approve this Series D and Series E Issuance Proposal will not negate the existing terms of the transactions or the relevant documents, which will remain binding on the Company.

If this Series D and Series E Issuance Proposal is not approved by the stockholders, the Series D Preferred Stock and the Series E Preferred Stock would not be convertible over the 19.99% threshold and all obligations to facilitate the issuances of Combined Common Shares would remain in effect and may result in cash obligations to which the Company currently does not have the resources to satisfy. Furthermore, the Company’s satisfaction of any such potential cash obligations could materially impair the Company’s working capital. The inability to the Series D Preferred Stock and the Series E Preferred Stock into Combined Common Shares may also materially adversely affect the Company’s future ability to raise equity or debt capital from third parties on attractive terms, if at all, and also risks significantly impairing the operations, assets and ongoing viability of the Company.

Board Recommendation

The Board of Directors unanimously recommends a vote on the proxy card “FOR” the potential issuance of an excess of 19.99% of our outstanding common stock, under the Company’s outstanding Series D Preferred Stock and Series E Preferred Stock.

CORPORATE GOVERNANCE

Board Leadership

Cary W. Sucoff serves as Interim Chairman of the Board. As Chairman, Mr. Sucoff leads the Board of Directors in its discussions. Mr. Sucoff The board has determined that Mr. Sucoff is “independent” as that term is defined under Nasdaq and SEC rules.

The Board of Directors currently has three standing committees (audit, compensation, and nominating and governance) that are chaired and composed entirely of directors who are independent under Nasdaq and SEC rules. Given the role and scope of authority of these committees, and that a majority of the Board of Directors is composed of independent directors, the Board of Directors believes that its leadership structure is appropriate. We select directors as members of these committees with the expectation that they will be free of relationships that might interfere with the exercise of independent judgement.

Our Board of Directors is our Company’s ultimate decision-making body, except with respect to those matters reserved to the stockholders. Our Board of Directors selects our senior management team, which is charged with the conduct of our business. Our Board of Directors acts as an advisor and counselor to senior management and oversees its performance.

Board Composition

Our business and affairs are managed under the direction of our Board of Directors. The number of directors is determined by our Board of Directors, subject to the terms of our certificate of incorporation and bylaws. Our Board of Directors currently consists of three (3) members, all of whom are independent directors.

Director Independence

Our common stock and warrants are listed for trading on The Nasdaq Capital Market. Under Rule 5605(a)(2) of the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees must be independent. Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board of Directors has determined that Messrs. Evans, Pruitt and Sucoff, representing all majority of our directors, do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Nasdaq rules. In making these determinations, our Board of Directors considered the relationships that each non-employee director has with the Company, all transactions in which the Company and any non-employee director had any interest, and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

The independent directors meet as often as necessary to fulfill their responsibilities, including meeting at least twice annually in executive session without the presence of non-independent directors and management.

Code of Ethics

We have adopted a Code of Business Ethics and Conduct (“Ethics Code”) that applies to all our officers, directors, employees, and contractors. The Ethics Code contains general guidelines for conducting our business consistent with the highest standards of business ethics and compliance with applicable law, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. Day-to-day compliance with the Ethics Code is overseen by the Company compliance officer appointed by our Board of Directors. If we make any substantive amendments to the Ethics Code or grant any waiver from a provision of the Ethics Code to any director or executive officer, we will promptly disclose the nature of the amendment or waiver on our website at https://ir.imacregeneration.com.

Restriction on Speculative Transactions

The Company’s Insider Trading and Disclosure Policy restricts employees and directors of the Company from engaging in speculative transactions in Company securities, including short sales, and discourages employees and directors of the Company from engaging in hedging transactions, including “cashless” collars, forward sales, and equity swaps, that may indirectly involve short sales. Pre-clearance by the Company is required for all equity transactions.

 Clawback Policy

In 2023, the Company adopted a Clawback Policy in accordance with Section 10D of the Exchange Act and Rule 10D-1 promulgated thereunder (collectively, “Section 10D”). In the event the Company is required to prepare an accounting restatement, the Clawback Policy provides that the Company will reasonably promptly recover the erroneously awarded compensation from covered executive officers in accordance with Section 10D and Nasdaq rules.

Board of Directors Meetings

There were nine (9) meetings of the Board of Directors in 2023. All directors attended all meetings of the Board of Directors either in-person or telephonically.

Board Committees

Our Board of Directors has three standing committees: an audit committee, a compensation committee and a nominating and governance committee. Under Nasdaq rules, the membership of the audit committee is required to consist entirely of independent directors. The following is a brief description of our committees.

Audit committee. In accordance with our audit committee charter, our audit committee oversees our corporate accounting and financial reporting processes and our internal controls over financial reporting; evaluates the independent public accounting firm’s qualifications, independence and performance; engages and provides for the compensation of the independent public accounting firm; approves the retention of the independent public accounting firm to perform any proposed permissible non-audit services; reviews our consolidated financial statements; reviews our critical accounting policies and estimates and internal controls over financial reporting; and discusses with management and the independent registered public accounting firm the results of the annual audit and the reviews of our quarterly consolidated financial statements. We believe that our audit committee members meet the requirements for financial literacy under the current requirements of the Sarbanes-Oxley Act, Nasdaq and SEC rules and regulations. In addition, the Board of Directors has determined that Michael D. Pruitt is qualified as an audit committee financial expert within the meaning of SEC regulations. We have made this determination based on information received by our Board of Directors, including questionnaires provided by the members of our audit committee. The audit committee met four (4) times during the year ended December 31, 2023. The audit committee is composed of Messrs. Pruitt (Chairman), Evans and Sucoff. he audit committee charter is provided on the Company’s corporate website at https://imacregeneration.gcs-web.com/corporate-governance/documents-charters.

Compensation committee. In accordance with our compensation committee charter, our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees, including reviewing and approving corporate goals and objectives relevant to compensation of the Chief Executive Officer and other senior officers, evaluating the performance of these officers in light of those goals and objectives and setting compensation of these officers based on such evaluations. The compensation committee also administers the issuance of stock options and other awards under our equity-based incentive plans. We believe that the composition of our compensation committee meets the requirements for independence under, and the functioning of our compensation committee complies with, any applicable requirements of the Sarbanes-Oxley Act, Nasdaq and SEC rules and regulations. We intend to comply with future requirements to the extent they become applicable to us. The compensation committee met one (1) time during the year ended December 31, 2023. The compensation committee is composed of Messrs. Evans (Chairman), Pruitt and Sucoff. The compensation committee charter is provided on the Company’s corporate website at https://imacregeneration.gcs-web.com/corporate-governance/documents-charters.

Nominating and governance committee. In accordance with our nominating and governance committee charter, our nominating and governance committee recommends to the Board of Directors nominees for election as directors, and meets as necessary to review director candidates and nominees for election as directors; recommends members for each committee of the Board of Directors; oversees corporate governance standards and compliance with applicable listing and regulatory requirements; develops and recommends to the Board of Directors governance principles applicable to the Company; and oversee the evaluation of the Board of Directors and its committees. The nominating and governance committee will consider any director candidates recommended by stockholders. In considering a candidate submitted by stockholders, the nominating and governance committee will take into consideration the needs of the Board and the qualifications of the candidate. Nevertheless, the Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and/or the Board does not perceive a need to increase the size of the Board. There are no specific minimum qualifications that the nominating and governance committee believes must be met by a nominating and governance committee-recommended director nominee. However, the nominating and governance committee may take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which a candidate would fill a present need on the Board of Directors. The nominating and governance committee considers diversity together with the other factors considered when evaluating candidates but does not have a specific policy in place with respect to diversity. We believe that the composition of our nominating and governance committee meets the requirements for independence under, and the functioning of our compensation committee complies with, any applicable requirements of the Sarbanes-Oxley Act, Nasdaq and SEC rules and regulations. We intend to comply with future requirements to the extent they become applicable to us. The nominating and governance committee met one (1) time during the year ended December 31, 2023. The nominating and governance committee is composed of Messrs. Sucoff (Chairman), Evans and Pruitt. The nominating and governance committee charter is provided on the Company’s corporate website at https://imacregeneration.gcs-web.com/corporate-governance/documents-charters.

 Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is an executive officer or employee of our company. None of our executive officers serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or compensation committee.

Limitations on Director and Officer Liability and Indemnification

Our certificate of incorporation limits the liability of our directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except liability for:

●	any breach of their duty of loyalty to the corporation or its stockholders;

●	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

●	unlawful payments of dividends or unlawful stock repurchases or redemptions; or

●	any transaction from which the director derived an improper personal benefit.

Our certificate of incorporation and our bylaws provide that we are required to indemnify our directors and officers, in each case to the fullest extent permitted by Delaware law. Any repeal of or modification to our certificate of incorporation and our bylaws may not adversely affect any right or protection of a director or officer for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal. Our bylaws will also provide that we shall advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in connection with their services to us, regardless of whether our bylaws permit such indemnification.

We have entered into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our bylaws. These agreements, among other things, provide that we will indemnify our directors and executive officers for certain expenses (including attorneys’ fees), judgments, fines, penalties and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of such person’s services as one of our directors or executive officers, or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers.

The limitation of liability and indemnification provisions that are contained in our certificate of incorporation and our bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. There is no pending litigation or proceeding involving one of our directors or executive officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

Board of Directors’ Role in Risk Oversight

Our Board of Directors, as a whole and also at the committee level, has an active role in managing enterprise risk. The members of our Board of Directors participate in our risk oversight assessment by receiving regular reports from members of senior management and the Company compliance officer appointed by our Board of Directors on areas of material risk to us, including operational, financial, legal and regulatory, and strategic and reputational risks. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The audit committee oversees management of financial risks, as well as our policies with respect to risk assessment and risk management. The nominating and governance committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest. Members of the management team report directly to our Board of Directors or the appropriate committee. The directors then use this information to understand, identify, manage, and mitigate risk. Once a committee has considered the reports from management, the chairperson will report on the matter to our full Board of Directors at the next meeting of the Board of Directors, or sooner if deemed necessary. This enables our Board of Directors and its committees to effectively carry out its risk oversight role.

Communications with our Board of Directors

Any stockholder may send correspondence to our Board of Directors, c/o IMAC Holdings, Inc., 3401 Mallory Lane, Suite 100, Franklin, Tennessee 37067 and our telephone number is (844) 266-IMAC (4622). Our management will review all correspondence addressed to our Board of Directors, or any individual director, and forward all such communications to our Board of Directors or the appropriate director prior to the next regularly scheduled meeting of our Board of Directors following the receipt of the communication, unless the Corporate Secretary decides the communication is more suitably directed to Company management and forwards the communication to Company management. Our management will summarize all stockholder correspondence directed to our Board of Directors that is not forwarded to our Board of Directors and will make such correspondence available to our Board of Directors for its review at the request of any member of our Board of Directors.

Indebtedness of Directors and Executive Officers

None of our directors or executive officers or their respective associates or affiliates is currently indebted to us.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and holders of more than 10% of our equity securities to file reports of ownership and changes in ownership of our securities (Forms 3, 4 and 5) with the SEC. To the best of our knowledge, based solely on a review of the Section 16(a) reports and written statements from executive officers and directors, for the year ended December 31, 2023, all required reports of executive officers, directors and holders of more than 10% of our equity securities were filed on time, except for one late Form 4 reporting one transaction for each of Maurice E. Evans, Michael D. Pruitt, and Cary W. Sucoff.

Family Relationships

There are no family relationships among our directors and executive officers.

Director Attendance at Annual Meetings

Our Board of Directors encourages director attendance at our annual meetings of stockholders. All of our directors then serving attended the 2023 annual meeting of stockholders.

Policies and Procedures for Transactions with Related Persons

Our Board of Directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. Related persons include any executive officer, director or a holder of more than 5% of our common stock, including any of their immediate family members and any entity owned or controlled by such persons. Related person transactions refers to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which (i) we were or are to be a participant, (ii) the amount involved exceeds $120,000, and (iii) a related person had or will have a direct or indirect material interest. Related person transactions include, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person, in each case subject to certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act.

The policy provides that in any related person transaction, our audit committee and Board of Directors will consider all of the available material facts and circumstances of the transaction, including: the direct and indirect interests of the related persons; in the event the related person is a director (or immediate family member of a director or an entity with which a director is affiliated), the impact that the transaction will have on a director’s independence; the risks, costs and benefits of the transaction to us; and whether any alternative transactions or sources for comparable services or products are available. After considering all such facts and circumstances, our audit committee and Board of Directors will determine whether approval or ratification of the related person transaction is in our best interests. For example, if our audit committee determines that the proposed terms of a related person transaction are reasonable and at least as favorable as could have been obtained from unrelated third parties, it will recommend to our Board of Directors that such transaction be approved or ratified. In addition, if a related person transaction will compromise the independence of one of our directors, our audit committee may recommend that our Board of Directors reject the transaction if it could affect our ability to comply with securities laws and regulations or Nasdaq listing requirements.

Related Party Transactions

Effective October 2022, the Company signed an agreement for The Molo Agency to provide marketing services including project management and reporting, content management and social media management. The MOLO Agency is owned by Maurice Evans, an independent Director of the Company. The Company paid $0 and $27,000 to The MOLO Agency for services provided in 2023 and 2022, respectively.

AUDIT FEES

As described above, we appointed Salberg & Company, P.A. (“Salberg”) to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2023.

Previous Auditor

On December 28, 2023, Cherry Bekaert LLP (“Cherry Bekaert”) resigned as the independent registered public accounting firm of the Company. Neither the Board of Directors nor the audit committee of the Board of Directors took part in Cherry Bekaert’s decision to resign.

The report of Cherry Bekaert regarding the Company’s financial statements for the fiscal year ended December 31, 2022 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2022 , and subsequent interim periods through the date of Cherry Bekaert’s resignation, there were no disagreements with Cherry Bekaert on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cherry Bekaert, would have caused it to make reference to such disagreement in its reports.

The audit committee of the Board of Directors conducted a search to determine the Company’s independent registered public accounting firm following the resignation of Cherry Bekaert. On February 8, 2024, the Committee approved the appointment of Salberg as the Company’s independent registered public accounting firm, subject to satisfactory completion of standard engagement acceptance procedures, which were subsequently completed.

During the Company’s two most recent fiscal years and the subsequent interim period preceding Salberg’s engagement, neither the Company nor anyone acting on its behalf consulted Salberg regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and Salberg did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) on accounting principles or practices, financial statement disclosure or auditing scope or procedures or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

The following table sets forth the aggregate accounting fees paid by us for the year ended December 31, 2023 and the year ended December 31, 2022. The below audit fees were paid to the firm Salberg for the year ended December 31, 2023 and Cherry Bekaert for the year ended December 31, 2022. All non-audit related services in the table were pre-approved and/or ratified by the Audit Committee of our Board of Directors.

	Salberg & Company, PA	Cherry Bekaert, LLP	Cherry Bekaert, LLP
	Year Ended	Year Ended	Year Ended
Type of Fees	December 31, 2023	December 31, 2023	December 31, 2022
Audit fees	$60,000	$165,000	$217,000
Audit related fees	-	74,000	45,240

Total	$60,000	$239,000	$262,240

Types of Fees Explanation

Audit Fees. Audit fees were incurred for accounting services rendered for the audit of our consolidated financial statements for the years ended December 31, 2023 and 2022 and reviews of quarterly consolidated financial statements.

Audit Related Fees. We incurred fees in connection with accounting reviews for S-4 filings and agreed-upon procedures.

Audit Committee Pre-Approval of Services by Independent Registered Public Accounting Firm

Section 10A(i)(1) of the Exchange Act and related SEC rules require that all auditing and permissible non-audit services to be performed by our principal accountants be approved in advance by the Audit Committee of the Board. Pursuant to Section 10A(i)(3) of the Exchange Act and related SEC rules, the Audit Committee has established procedures by which the Chairman of the Audit Committee may pre-approve such services provided that the pre-approval is detailed as to the particular service or category of services to be rendered and the Chairman reports the details of the services to the full Audit Committee at its next regularly scheduled meeting.

The audit committee has considered the services provided by Salberg & Company, PA and Cherry Bekaert LLP as disclosed above in the captions “audit fees” and has concluded that such services are compatible with the independence of Salberg & Company, PA and Cherry Bekaert LLP as our principal accountants for the year ended December 31, 2023 and December 31, 2022, respectively.

Our Board has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

AUDIT COMMITTEE REPORT

As of the end of 2023, the Audit Committee consisted of three members of the Board of Directors of the Company, each of whom was independent of the Company and its management, as defined in the Nasdaq listing rules. The Board of Directors has adopted, and periodically reviews, the audit committee charter. The charter specifies the scope of the audit committee’s responsibilities and how it carries out those responsibilities.

The audit committee reviews management’s procedures for the design, implementation, and maintenance of a comprehensive system of internal controls over financial reporting and disclosure controls and procedures focused on the accuracy of our financial statements and the integrity of our financial reporting systems. The audit committee provides the Board of Directors with the results of its examinations and recommendations and reports to the Board of Directors as it may deem necessary to make the Board of Directors aware of significant financial matters requiring the attention of the Board of Directors.

The audit committee does not conduct auditing reviews or procedures. The audit committee monitors management’s activities and discusses with management the appropriateness and sufficiency of our financial statements and system of internal control over financial reporting. Management has primary responsibility for the Company’s financial statements, the overall reporting process and our system of internal control over financial reporting. Our independent registered public accounting firm audits the financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States and discusses with the audit committee any issues they believe should be raised with us.

The audit committee reviews reports from our independent registered public accounting firm with respect to their annual audit and approves in advance all audit and non-audit services provided by our independent auditors in accordance with applicable regulatory requirements. The audit committee also considers, in advance of the provision of any non-audit services by our independent registered public accounting firm, whether the provision of such services is compatible with maintaining their independence.

In accordance with its responsibilities, the audit committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2023 and the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The audit committee has also discussed with our independent registered public accounting firm, Salberg, the matters required to be discussed by Auditing Standard No. 16, “Communications with audit committees” issued by the Public Company Accounting Oversight Board (“PCAOB”). The audit committee has received the written disclosures and letter from Cherry Bekaert required by applicable requirements of the PCAOB regarding the communications of Salberg with the audit committee concerning independence, and has discussed with Salberg its independence, including whether the provision by Salberg of non-audit services, as applicable, is compatible with its independence.

Based on these reviews and discussions, the audit committee recommended to the Board of Directors that the Company’s audited financial statements for the year ended December 31, 2023 be included in Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Audit Committee of the Board of Directors,

Michael D. Pruitt, Chairman
Maurice E. Evans
Cary W. Sucoff

SECURITY OWNERSHIP

The following table sets forth information as of the Record Date regarding the beneficial ownership of our common stock by (i) each person we know to be the beneficial owner of 5% or more of our common stock, (ii) each of our named executive officers, as defined below, (iii) each of our directors, and (iv) all of our current executive officers and directors as a group. Information with respect to beneficial ownership has been furnished by each director, executive officer or 5% or more stockholder, as the case may be. The address for all executive officers and directors is c/o IMAC Holdings, Inc., 3401 Mallory Lane, Suite 100, Franklin, Tennessee 37067.

Percentage of beneficial ownership in the table below is calculated based on 1,148,321 shares of common stock outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of the Record Date. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name of Beneficial Owner	Shares Beneficially Owned		Percentage Beneficially Owned

Faith Zaslavsky	-		-

Sheri Gardzina	6,195	(1)	*

Michael D. Pruitt	8,808		*

Maurice E. Evans	14,737		1.3%

Cary W. Sucoff	10,000		*

Jeffrey S. Ervin(2)	12,380		1.1%

Matthew C. Wallis, DC(3)	58,390		5.1%

All directors and executive officers as a group (5 persons)	39,740		3.5%

*	Less than 1% of outstanding shares.

(1)	Includes (i) 1,250 shares of Common Stock issuable upon exercise of currently exercisable stock options, (ii) 4,000 outstanding Restricted Stock Units, (iii) 941 shares and (iv) 4 shares owned by Mrs. Gardzina’s spouse.
(2)	Mr. Ervin resigned from the Company on May 23, 2024.
(3)	Dr. Wallis resigned from the Company on November 24, 2023.

MANAGEMENT

Officers of the Company

Our current executive officers are:

Name	Age	Position
Faith Zaslavsky	49	Chief Executive Officer
Sheri Gardzina, CPA	55	Chief Financial Officer

Faith Zaslavsky, joined our company in May 2024 and serves as our Chief Executive Officer. Prior to joining the Company, Ms. Zaslavsky most recently served as Chief Executive Officer since June 2023, and President and Chief Operating Officer since December 2022, of Theralink Technologies, Inc. (OTC: THER). Prior to Theralink, Ms. Zaslavsky served as President of Oncology for Myriad Genetic Laboratories, (NASDAQ: MYGN). Her responsibilities included overseeing all commercial functions which include leading Medical Services, Medical Affairs, National and Enterprise Accounts and Sales and Marketing. She has spent 22 years leading and transforming teams, designing solutions for physicians to support care and advocating for patients facing a journey with cancer. She received a Business Administration degree from Washington State University. Ms. Zaslavsky also serves on the board of directors of the American Society of Breast Surgeons Foundation.

Sheri Gardzina, CPA joined our company in November 2017 and serves as our Chief Financial Officer. Prior to joining IMAC, Ms. Gardzina served as the controller or member of the accounting executive team of Smile Direct Club, LLC, a marketer of invisible aligners, from June 2016 to September 2017, Adoration Health, a home health and hospice company, from October 2015 to June 2016, Lattimore, Black, Morgan & Cain, an accounting and consulting firm where she provided temporary chief financial officer services to Peak Health Solutions, from August to September 2015, EB Employee Solutions, LLC, a healthcare self-insurance product developer, from May to December 2014, and Inspiris Inc., a start-up care management company sold to Optum, from November 2003 to May 2014. Ms. Gardzina started her career as an auditor with Ernst & Young, where she worked from October 1994 to August 1997. Ms. Gardzina earned a B.S. degree in business administration and finance from Purdue University and an M.S. in accountancy and M.B.A. from Northeastern University.

EXECUTIVE COMPENSATION

In considering our executive compensation policies and practices, we seek to balance our interest in limiting operating expenses and minimizing stockholder dilution with our interest in using compensation to attract, retain and motivate employees. In reconciling these competing concerns, we strive to act in the long-term best interests of the Company and our stockholders. The elements of our executives’ total compensation are base salary, cash incentive awards, stock incentive awards, bonuses and other employee benefits.

The Compensation Committee of our Board of Directors has considered whether our executive compensation program creates risks that are reasonably likely to have a material adverse effect on the Company and has concluded that it does not. In reaching its conclusion, the Committee considered the Company’s strategic goals and operational practices and evaluated the design of its compensation programs to assess whether these programs foster a business environment that might drive inappropriate decision-making or behavior. The majority of our management’s cash compensation typically consists primarily of base salary, which we believe mitigates inappropriate or excessive risk-taking that could harm stockholder value. To the extent that executives receive equity incentive awards, historically such awards have been long-term awards that were intended to align executives’ interests with those of our stockholders.

Summary Compensation Table

The following table sets forth summary compensation information for the following persons: (i) all persons serving as our principal executive officer during the year ended December 31, 2023, (ii) our two other most highly compensated executive officers who received compensation during the year ended December 31, 2023 of at least $100,000 and who were executive officers on December 31, 2023 or who would have been included as other most highly compensated individuals but were not serving as executive officers on December 31, 2023. We refer to these persons as our “named executive officers” in this proxy statement. The following table includes all compensation earned by the named executive officers for the respective period, regardless of whether such amounts were actually paid during the period:

Name and Position	Years	Salary	Bonus	Stock Awards	Option Awards	Non- equity Incentive Plan Comp	Non- qualified Deferred Comp	All Other Comp	Total
Jeffrey S. Ervin,(1)	2023	$200,000	$12,500	$-	$-	$-	$-	$-	$212,500
Chief Executive Officer	2022	371,492	-	-	-	-	-	-	371,492

Matthew C. Wallis, DC, (2)	2023	167,115	-	-	-	-	-	-	167,115
Former President	2022	300,000	-	-	-	-	-	-	300,000

Sheri Gardzina,	2023	203,846	6,250	-	-	-	-	-	210,096
Chief Financial Officer	2022	251,300	-	-	-	-	-	-	251,300

(1)	Mr. Ervin resigned from the Company on May 23, 2024.

(2)	Dr. Wallis resigned from the Company on November 24, 2023.

Employment Agreements

We entered into employment agreements effective March 1, 2019 with each of Jeffrey Ervin and Matthew Wallis. The employment agreements with Messrs. Ervin and Wallis were extended for a term expiring on February 28, 2023. Through Mr. Ervin’s from the Company in May 2024, Mr. Ervin was employed on an at-will basis. Mr. Wallis resigned from the Company in November 2023.

Pursuant to their employment agreements, Messrs. Ervin and Wallis agreed to devote substantially all of their business time, attention and ability, to our business as our Chief Executive Officer and Chief Operating Officer, respectively. In addition, each executive may be entitled to receive, at the sole discretion of our board of directors, cash bonuses based on the executive meeting and exceeding performance goals of the company. Each executive is entitled to participate in our 2018 Incentive Compensation Plan. We have also agreed to pay or reimburse each executive up to $100 per month for the business use of their personal cell phone.

The employment agreements also provided for termination by us upon death or disability of the executive (defined as three aggregate months of incapacity during any 365-consecutive day period) or upon conviction of a felony crime of moral turpitude or a material breach of their obligations to us. In the event any of the employment agreements are terminated by us without cause, such executive will be entitled to compensation for the balance of the term.

In the event of a change of control of our company, Messrs. Ervin and Wallis may terminate their employment within six months after such event and will be entitled to continue to be paid pursuant to the terms of their respective employment agreements.

The employment agreements also contained covenants (a) restricting the executive from engaging in any activities competitive with our business during the terms of such employment agreements and one year thereafter, (b) prohibiting the executive from disclosure of confidential information regarding us at any time and (c) confirming that all intellectual property developed by the executive and relating to our business constitutes our sole and exclusive property.

Grants of Plan-Based Awards

As of December 31, 2023, the Company had outstanding stock options to purchase 9,139 shares of its common stock which were granted as non-qualified stock options to various employees of the Company. These options vest over a period of four years, with 25% vesting after one year and the remaining 75% vesting in equal monthly installments over the following 36 months, are exercisable for a period of ten years, and enable the holders to purchase shares of the Company’s common stock at the exercise price of award. The per-share fair values of these options are range from $35.70 to $121.20 based on Black-Scholes-Merton pricing model.

On October 20, 2020, the Company granted an aggregate of 10,000 RSUs to Board members with these RSUs vesting in eight equal quarterly installments commencing on February 1, 2021, provided the Board members remain directors of the Company. Effective October 2021, the vesting schedule was amended to a one-year vesting period. As of March 31, 2022, all these granted RSUs were vested and issued to the Board members.

On January 30, 2021, the Company granted an aggregate of 567 RSUs to non-executive staff and contractors with these RSUs vesting after one year. As of March 31, 2022, all these granted RSUs were vested and issued.

On October 27, 2021 the Company granted 333 RSUs to a consultant that vested immediately.

On February 21, 2022, the Company granted 3,333 RSUs to an executive that vested immediately.

On September 22, 2022, the Company granted an aggregate of 10,000 RSUs to Board members with immediate vesting.

On October 1, 2022, the Company reserved an aggregate of 17,067 Restricted Stock Units (“RSUs”) to certain employees and executives with a one-year vesting period.

Outstanding Equity Awards at December 31, 2022

No stock options were granted to any of our named executive officers during the year ended December 31, 2023. A total of 14,667 RSUs were reserved for named executive officers during the year.

The following table presents the outstanding equity awards held by each of the named executive officers as of the fiscal year ended December 31, 2023, including the value of the stock awards.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)
Jeffrey Ervin	5/21/2019	0	0	$0	-	6,667	(1)	$14,730
Sheri Gardzina	5/21/2019	1,250	0	$121.20	5/21/2029	4,000	(1)	$8,840
Matthew C. Wallis, DC(2)	--	--	--	--	--	--		--

(1)	One year vesting and deferred by the Named Executive Officer. Mr. Ervin resigned from the Company on May 23, 2024.
(2)	Dr. Wallis resigned from the Company on November 24, 2023.

2018 Incentive Compensation Plan

Under our 2018 Incentive Compensation Plan (the “Plan”), adopted by our board of directors and holders of a majority of our outstanding shares of common stock in May 2018, 66,667 shares (after giving effect to an adjustment approved by the Compensation Committee on April 30, 2024 in light of the 1-for-30 reverse stock split effected in September 2023) of common stock (subject to certain adjustments) are authorized for issuance upon exercise of stock options and grants of other equity awards. The Plan is designed to serve as an incentive for attracting and retaining qualified and motivated employees, officers, directors, consultants and other persons who provide services to us. The compensation committee of our board of directors administers and interprets the Plan and is authorized to grant stock options and other equity awards thereunder to all eligible employees of our company, including non-employee consultants to our company and directors.

The Plan provides for the granting of “incentive stock options” (as defined in Section 422 of the Code), non-statutory stock options, stock appreciation rights, shares of restricted stock, restricted stock units, deferred stock, dividend equivalents, bonus stock and awards in lieu of cash compensation, other stock-based awards and performance awards. Options may be granted under the Plan on such terms and at such prices as determined by the compensation committee of the board, except that the per share exercise price of the stock options cannot be less than the fair market value of our common stock on the date of grant. Each option will be exercisable after the period or periods specified in the stock option agreement, but all stock options must be exercised within ten years from the date of grant. Options granted under the Plan are not transferable other than by will or by the laws of descent and distribution. The compensation committee of the board has the authority to amend or terminate the Plan, provided that no amendment shall be made without stockholder approval if such stockholder approval is necessary to comply with any tax or regulatory requirement. Unless terminated sooner, the Plan will terminate ten years from its effective date.

Equity Compensation Plan Summary

The following table provides information as of December 31, 2023, relating to our equity compensation plan:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Equity Grants	Weighted- Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Further Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plan approved by security holders (1)	1,312	$118.33	1,952,704
Equity compensation plans not approved by security holders	-	$-	-
Total	1,312	$118.33	1,952,704

(1)	Consists solely of the 2018 Incentive Compensation Plan.

Director Compensation

We compensate each non-employee director through annual stock option grants and by paying a cash fee for each board of directors and committee meeting attended. During the year ended December 31, 2023, each of our non-employee directors, Messrs. Evans, Pruitt, and Sucoff, was paid $11,250 each per quarter and were awarded 3,333 restricted stock units with immediate vesting.

Non-Employee Director Compensation Table

The following table sets forth summary information concerning compensation paid or accrued for services rendered to us in all capacities by the non-employee members of our Board of Directors for the fiscal year ended December 31, 2023.

Name	Fees Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Comp ($)	Total ($)
Maurice E. Evans	$45,000	$14,300	-	-	-	-	$59,300
Michael D. Pruitt	$45,000	$14,300	-	-	-	-	$59,300
Cary W. Sucoff	$45,000	$14,300	-	-	-	-	$59,300
Matthew C. Wallis, DC(2)	$-	$-	-	-	-	-	$-

(1)	Represents full fair value at grant date of RSUs granted to our directors, computed in accordance with FASB ASC Topic 718.
(2)	Dr. Wallis resigned from the Company on November 24, 2023.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the year ended December 31, 2023 has been provided to all stockholders as of the Record Date. Stockholders are referred to the report for financial and other information about us, but such report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.

We will provide without charge to any stockholder, as of the record date, copies of our Annual Report, upon written request delivered to our Corporate Secretary at IMAC Holdings, Inc., 3401 Mallory Lane, Suite 100, Franklin, Tennessee 37067.

By Order of the Board of Directors,

/s/ Cary W. Sucoff
Cary W. Sucoff
Interim Chairman of the Board of Directors
June [●], 2024

APPENDIX A

AMENDMENT NO. _

TO

IMAC HOLDINGS, INC.

2018 INCENTIVE COMPENSATION PLAN

AMENDMENT NO. _, dated as of __________, (this “Amendment”), to the 2018 Incentive Compensation Plan (as amended, the “Plan”) IMAC Holdings, Inc., a Delaware corporation (the “Corporation”).

WHEREAS, the Corporation maintains the Plan, effective as of May 19, 2018 and as amended thereafter; and

WHEREAS, the Board of Directors of the Corporation deems it to be in the best interest of the Corporation and its stockholders to amend the Plan in order to increase the maximum number of shares of the Corporation’s common stock, par value $0.01 per share, which may be issued and sold under the Plan from 66,667 to [●] shares.

NOW, THEREFORE, BE IT RESOLVED the Plan is hereby amended as follows:

1. The Section 4(a) of the Plan shall be revised and amended to read as follows:

“Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be [●], all of which may be Incentive Stock Options. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.”

2. This Amendment shall be effective as of the date first set forth above.

3. In all respects not amended, the Plan is hereby ratified and confirmed and remains in full force and effect.

IMAC HOLDINGS, INC.

By:
Name:
Title:

This proxy is solicited on behalf of the Board of Directors

IMAC HOLDINGS, INC.

3401 Mallory Lane, Suite 100, Franklin, Tennessee 37067

VOTE BY INTERNET - www.imac.vote

Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on July 29, 2024. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

CONTROL#

The undersigned hereby appoints Faith Zaslavsky and Sheri Gardzina, and each of them, the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the Common Stock, of IMAC Holdings, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at 11:00 a.m., Central time, on July 30, 2024, virtually, by calling 877-407-3088 (toll free), and any adjournment or postponement thereof. There will not be a physical meeting location.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES (PROPOSAL 1) AND "FOR" PROPOSALS 2 through 6.

CONTROL#

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. The election of 3 Directors to serve for one year. Nominees:

	For	Withhold
1a. Maurice E. Evans	☐	☐
1b. Michael D. Pruitt	☐	☐
1c. Cary W. Sucoff	☐	☐

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date